Exhibit 10.20



                               BUILD TO SUIT LEASE

                                 BY AND BETWEEN

                MICRON TECHNOLOGY, INC., a Delaware corporation,

                                   as landlord

                                       AND

                  PHOTRONICS, INC., a Connecticut corporation,

                                    as tenant

                               BUILD TO SUIT LEASE

                                 BY AND BETWEEN

                MICRON TECHNOLOGY, INC., a Delaware corporation,
                ------------------------------------------------

                                   as landlord

                                       AND

                   PHOTRONICS, INC. a Connecticut corporation,

                                    as tenant

                              Dated: May ____, 2006

                                      INDEX

                                                                            Page
                                                                            ----

ARTICLE I. DEFINITIONS.........................................................1


ARTICLE II. DEMISE.............................................................8


ARTICLE III. PREMISES..........................................................8

        Section 3.1 Premises Defined...........................................8
        Section 3.2 Reservation of Oil, Gas, Mineral and Water Rights..........9
        Section 3.3 Permitted Exceptions.......................................9

ARTICLE IV. TERM..............................................................10

        Section 4.1 Length of Term............................................10
        Section 4.2 Lease Commencement Date and Rent Commencement Date........11
        Section 4.3 Conveyance to Photronics Upon Expiration of Lease
               Term or Prepayment; Micron Right of First Refusal..............11

ARTICLE V. RENT...............................................................11

        Section 5.1 Base Rent.................................................11
        Section 5.2 Rent Defined; Additional Rent.............................12
        Section 5.3 Lease Prepayment; Principal Reduction Payments............13

ARTICLE VI. TAXES.............................................................15

        Section 6.1 Real Property Taxes.......................................15
        Section 6.2 Separate Tax Parcel.......................................16
        Section 6.3 Other Taxes...............................................17
        Section 6.4 Right to Contest..........................................17

ARTICLE VII. CONDUCT OF BUSINESS BY PHOTRONICS................................17

        Section 7.1 Use of Premises...........................................17
        Section 7.2 Restrictions on Use.......................................18


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        Section 7.3 Contest of Requirements...................................19
        Section 7.4 Exterior Signs and Sign Monument(s).......................19

ARTICLE VIII. MAINTENANCE, REPAIRS AND ALTERATIONS............................20

        Section 8.1 Micron's Obligations......................................20
        Section 8.2 Photronics' Obligations...................................20
        Section 8.3 Alterations and Additions.................................21

ARTICLE IX. INSURANCE; INDEMNITY..............................................22

        Section 9.1 Liability Insurance.......................................22
        Section 9.2 Casualty Insurance - Fixtures, Mask Shop Equipment,
               Personal Property and Photronics' Improvements.................23
        Section 9.3 Insurance Policies........................................24
        Section 9.4 Waiver of Subrogation.....................................24
        Section 9.5 Indemnity.................................................25
        Section 9.6 Exemption of Micron.......................................25
        Section 9.7 Notices...................................................26
        Section 9.8 Builder's Risk Insurance to be Maintained by Micron.......26

ARTICLE X. DAMAGE OR DESTRUCTION AND APPROPRIATION............................26

        Section 10.1 Damage or Destruction....................................26
        Section 10.2 Appropriation............................................28
        Section 10.3 Termination of Lease upon Substantial Casualty or Substantial Appropriation...................................29
        Section 10.4 No Micron Liability for Casualty or Appropriation........30

ARTICLE XI. ASSIGNMENT AND SUBLETTING.........................................30

        Section 11.1 Micron's Rights..........................................31
        Section 11.2 No Release of Photronics.................................31

ARTICLE XII. RESERVED.........................................................32


ARTICLE XIII. UTILITY SERVICES................................................32

        Section 13.1 Utility Charges..........................................32
        Section 13.2 Interruption of Service..................................32

ARTICLE XIV. DEFAULTS AND REMEDIES............................................32

        Section 14.1 Defaults.................................................32
        Section 14.2 Remedies.................................................33
        Section 14.3 Determination of Rent....................................34
        Section 14.4 Default by Micron........................................35
        Section 14.5 Expense of Litigation....................................35
        Section 14.6 Holding Over.............................................35
        Section 14.7 Micron's Rights..........................................35
        Section 14.8 Third-Party Litigation...................................36


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ARTICLE XV. HAZARDOUS MATERIALS...............................................36


ARTICLE XVI. IMPROVEMENT OF THE PREMISES......................................40

        Section 16.1 Timeline; Commitment for Equipment Financing;
               Coordination...................................................40
        Section 16.2 Micron's Work............................................40
        Section 16.3 Photronics' Work.........................................42
        Section 16.4 Warranties and Guaranties................................42

ARTICLE XVII. MISCELLANEOUS...................................................43

        Section 17.1 Offset Statement.........................................43
        Section 17.2 Micron's Right of Access.................................43
        Section 17.3 Transfer of Micron's Interest............................44
        Section 17.4 Separability.............................................44
        Section 17.5 Interest on Past Due Obligations.........................44
        Section 17.6 Time of Essence..........................................45
        Section 17.7 Construction; Interpretation.............................45
        Section 17.8 Incorporation of Prior Agreements; Amendments............46
        Section 17.9 Notices..................................................46
        Section 17.10 Brokers.................................................47
        Section 17.11 Waivers.................................................47
        Section 17.12 Liens...................................................47
        Section 17.13 Subordination...........................................48
        Section 17.14 Force Majeure...........................................49
        Section 17.15 Yield Up Premises; Quitclaim............................49
        Section 17.16 Survival of Indemnities.................................50
        Section 17.17 Security Deposit........................................50
        Section 17.18 No Option...............................................50
        Section 17.19 Micron Liability........................................50
        Section 17.20 Termination.............................................51
        Section 17.21 Accord and Satisfaction.................................52
        Section 17.22 Counterparts............................................52
        Section 17.23 Building Security.......................................53
        Section 17.24 Publicity...............................................53
        Section 17.25 Governing Law...........................................53
        Section 17.26 Rights and Remedies Cumulative..........................53
        Section 17.27 Dispute Resolution......................................54
        Section 17.28 Third-Party Beneficiaries...............................54
        Section 17.29 No Recording............................................54
        Section 17.30 Quiet Enjoyment.........................................54

EXHIBIT A      -  Plot Plan of Land
EXHIBIT B      -  Legal Description of Land
EXHIBIT C      -  Form of Special Warranty Deed
EXHIBIT D-1    -  Form of Lease Payment Schedule
EXHIBIT D-2    -  Sample Lease Payment Schedule (for Illustrative Purposes Only)
EXHIBIT E      -  Timeline


                                      iii
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EXHIBIT F      -  Reserved
EXHIBIT G      -  Core and Shell Work and Related Work
EXHIBIT H      -  Form of Memorandum of Lease
EXHIBIT I      -  Form ofMemorandum of Cancellation of Lease







                                       iv
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                               BUILD TO SUIT LEASE
                               -------------------


               THIS BUILD TO SUIT LEASE ("Lease") is made and entered into as of May ___, 2006, by and between MICRON TECHNOLOGY, INC., a Delaware corporation ("Micron") and PHOTRONICS, INC., a Connecticut corporation ("Photronics") (each a "Party" and collectively the "Parties").

                                    RECITALS

               (a) Micron and Photronics are each in the business of the development, fabrication and sale of photomasks.

               (b)    Pursuant to certain Transaction Documents (defined in
Article I hereof), Micron and Photronics have entered into certain contracts with each other with respect formation and operation of the Company dedicated to the development, fabrication and sale of advanced photomasks for Micron and Photronics.

               (c) In order for Photronics to obtain a facility qualified to produce the advanced photomasks for Micron pursuant to the requirements of said Transaction Documents, Micron and Photronics desire to enter into this Lease for the development, construction, leasing, equipping and ultimate conveyance to Photronics of a qualified "mask shop" production facility, subject and pursuant to the terms and conditions herein set forth.

                                   ARTICLE I.
                                   DEFINITIONS

               "additional rent" shall have the meaning set forth in Section
5.2.

               "Affiliate" of any specified Person means any other Person Controlling or Controlled by or under common Control with such specified Person.

               "Alterations" shall have the meaning set forth in Section 8.3(a).

               "Applicable Laws" shall mean all present and future laws, ordinances, orders, rules, regulations and requirements of all governmental authorities having jurisdiction over the Premises, Micron or Photronics and the requirements of any applicable insurance underwriters, all of the foregoing applicable to the ownership, development, use, occupancy and maintenance of the Premises and any certificates of occupancy issued for the Premises.

               "Applicable Lease Prepayment Date" shall have the meaning set forth in Section 5.3(a)(ii).

               "Appropriation" shall mean any taking of or damage to all or any part of the Premises by reason of any exercise of the power of eminent domain, whether by condemnation proceedings or otherwise, or any transfer of all or any part of the Premises made in avoidance of an exercise of the power of eminent domain.




                                       1
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               "Appropriation Award" means any award(s) paid or payable (whether or not in a separate award) to either Party after the Lease Commencement Date because of or as compensation for any Appropriation, including: (1) any award made for any improvements that are the subject of the Appropriation; (2) the full amount paid or payable by the condemning authority for the estate that is the subject of the Appropriation, as determined in Appropriation; (3) any interest on such award; and (4) any other sums payable on account of such Appropriation.

               "Appropriation Effective Date" shall mean, for any Appropriation, the first date when the condemning authority has acquired title to or possession of any Premises subject to the Appropriation.

               "Base Rent" shall have the meaning set forth in Section 5.1(a).

               "Building" shall mean a single building (unless otherwise mutually approved by the Parties) containing approximately [****] of rentable floor area and functionally similar to Micron's Existing Mask Shop.

               "Business Day" shall mean any weekday on which State-chartered banks are open to conduct regular business with bank personnel.

               "Capacity Commitment" shall have the meaning ascribed in the Photronics to Micron Supply Agreement.

               "Casualty" shall mean any damage or destruction of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, affecting the Building, leasehold improvements and Photronics' Improvements, whether or not insured or insurable.

               "City" shall mean the city or municipality in which the Land is located.

               "Closing Documents" shall have the meaning set forth in Section 4.3(a).

               "Code" shall mean the United States Bankruptcy Code (11 U.S.C., Sec. 101 et seq.).

               "Company" shall mean MP Mask Technology Center, LLC, a Delaware limited liability company.

               "Company Operating Agreement" shall mean that certain Limited Liability Company Operating Agreement of MP Mask Technology Center, LLC dated of even date herewith between Micron and Photronics.

               "Contribution and Purchase Agreement" shall mean that certain Contribution and Units Purchase Agreement of even date herewith between the Parties.



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Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the
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               "Control" shall mean the possession, directly or indirectly, of either: (a) at least fifty-one percent (51%) direct or indirect ownership of the equity interests of a Person; or (b) the power to direct or cause the direction of the management and policies of such Person, whether by ownership of equity interests, by contract, or otherwise.

               "Copy Exact" shall have the meaning ascribed in the Technology License Agreement.

               "Core and Shell Work" shall have the meaning set forth in Section 16.2(b).

               "Default" shall have the meaning set forth in Section 14.1.

               "Default Rate" shall mean the maximum rate of interest then permitted to be charged pursuant to applicable usury laws but not to exceed fifteen percent (15%) per annum simple interest.

               "Default Termination Security" shall have the meaning set forth in Section 5.3(a)(iii).

               "Depository" shall mean the escrow services department of a nationally recognized title insurance company such as Chicago Title Insurance Company.

               "Development Costs" shall have the meaning set forth in Section 5.1(a).

               "Development Cost Notice" shall have the meaning set forth in
Section 5.1(c).

               "DEQ" shall have the meaning set forth in Section 16.2(d).

               "Environmental Law" shall mean any Applicable Law about the following at, in, under, above, or upon the Premises: (a) air, water, land, ground water, or soil conditions; or (b) clean-up, control, disposal, generation, storage, release, transportation, or use of, or liability or standards of conduct concerning hazardous materials.

               "Existing Mask Shop" shall mean the Company's mask shop facility located in Boise, Idaho as originally constructed, which current facility is being contributed to the Company by Micron pursuant to the Contribution and Purchase Agreement.

               "Form of Special Warranty Deed" shall mean the Form of Special Warranty Deed attached hereto as Exhibit "C".

               "hazardous materials" shall mean (a) asbestos, radioactive materials, polychlorinated biphenyls, urea formaldehyde, and all petroleum substances, and (b) all hazardous materials, hazardous wastes and hazardous or toxic substances defined in or subject to control or regulation by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C., Sec. 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act, as amended (42 U.S.C., Sec. 6901 et seq.), the Toxic



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Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the
Securities and Exchange Commission.
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Substances Control Act, as amended (15 U.S.C. Sec. 2601 et seq.), the Clean
Water Act (33 U.S.C. Sections 1321 et seq.), the Clean Air Act (42 U.S.C. Sections 7412, et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Sections 11001 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Sections B6 et seq.), the Occupational Safety and Health Act (29 U.S.C. Sections 651 et seq.) or the Safe Drinking Water Act (42 U.S.C. Sections 300f et seq.) and analogous state laws.

               "Improvements" shall mean collectively the Micron Improvements and the Photronics' Improvements.

               "Land" shall mean the real property located in the Boise, Idaho area, as shall be reasonably determined by Micron (subject to Photronics' approval rights pursuant to Section 16.2(e)), together with all easements, rights and other appurtenances thereto.

               "Lease" shall have the meaning set forth in the Preamble.

               "Lease Commencement Date" shall have the meaning set forth in
Section 4.2(a).

               "Lease Payment Schedule" shall have the meaning set forth in
Section 5.1(a).

               "Lease Prepayment" shall have the meaning set forth in Section 5.3(a).

               "leasehold improvements" means collectively, the Building and all Alterations (inclusive of applicable Micron Improvements and Photronics' Improvements) which may be made or installed in, on, under or upon the Premises or any improvements thereon and which are attached to the floor, walls or ceiling of any improvements on the Premises and cannot be removed without material damage to the Building, and any floor covering which is cemented or otherwise affixed to the floor of any improvements on the Premises and cannot be removed without material damage to the Building.

               "Liabilities" shall have the meaning set forth in Section 9.5.

               "Loss" means any Casualty or Appropriation.

               "Mask Shop Equipment" shall have the meaning set forth in Section 16.3(b).

               "Micron" shall have the meaning set forth in the Preamble.

               "Micron Improvements" shall mean the improvements to be constructed upon the Land pursuant to Article XVI hereof consisting of the Building, together with all landscaping, lighting, parking, and other improvements constructed by Micron pursuant to Article XVI below as a part of the Premises. As used herein, the term "Micron Improvements" shall not include any Photronics' Improvements constructed by Photronics pursuant to Article XVI, any alterations made or constructed by Photronics pursuant to Section 8.3, or any furniture, fixtures, equipment (including without limitation the Mask Shop Equipment) and/or miscellaneous personal property of Photronics.



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Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the
Securities and Exchange Commission.

               "Micron Party" and "Micron Parties" shall have the meaning set forth in Article XV.

               "Micron Retained Rights" shall have the meaning set forth in
Section 3.2.

               "Micron's Work" shall have the meaning set forth in Section 16.2(a).

               "No Default Lease Prepayment Date" shall have the meaning set forth in Section 5.3(a)(i).

               "Non-Restricted Default" shall mean any Default which (a) can be cured by the payment of money alone (and which is so cured) AND the nature of the breach giving rise to the Default is not such that potential residual liability to Micron might reasonably be expected to arise after transfer to Photronics of fee title to the Premises, or (b) [****].

               "Non-Restricted Prepayment Date" shall have the meaning set forth in Section 5.3(a)(ii).

               "Party" or "Parties" shall have the meaning set forth in the Preamble.

               "Permitted Alterations" shall have the meaning set forth in
               Section 8.3(a). "Permitted Change in Control Transfer" shall have the meaning set forth in Section 11.1(b)(i).

               "Permitted Development Easements" shall have the meaning set forth in Section 3.3(b).

               "Permitted Exceptions" shall have the meaning set forth in
Section 3.3(a).

               "Permitted Photronics Change in Control" shall have the meaning ascribed in the Company Operating Agreement.

               "Permitted Use" shall mean the operation of a facility dedicated to the fabrication of advanced photomasks, in compliance with the Transaction Documents and activities directly ancillary thereto, all in accordance with all Applicable Laws.

               "Person" means any association, corporation, Government, individual, joint venture, joint-stock company, limited liability company, partnership, trust, unincorporated organization, or other entity of any kind. (This does not limit any Transfer restriction).

               "Photronics" shall have the meaning set forth in the Preamble.

               "Photronics' Improvements" shall have the meaning set forth in
Section 16.3(b).

               "Photronics to Micron Supply Agreement" shall mean that certain Photronics to Micron Supply Agreement of even date herewith by and between the Parties.



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Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the
Securities and Exchange Commission.

               "Photronics' Party" and "Photronics' Parties" shall have the meaning set forth in Article XV.

               "Photronics' Property" shall have the meaning set forth in
Section 8.3(b).

               "Photronics' Signage" shall have the meaning set forth in Section 7.4(a).

               "Photronics' Work" shall have the meaning set forth in Section 16.3(b).

               "Premises" shall have the meaning set forth in Section 3.1.

               "Prepayment Restricted Default" shall mean any Default which is not a Non-Restricted Default.

               "Principal Reduction Payment" shall mean the partial prepayment of a portion of the outstanding principal balance of the Base Rent pursuant to the terms and conditions of Section 5.3(b).

               "Prohibited Lien" means any mechanic's, vendor's, laborer's, or material supplier's statutory lien or other similar lien arising from work, labor, services, equipment, or materials supplied, or claimed to have been supplied, to Photronics or any subtenant (or anyone claiming through either), which lien attaches to the fee estate.

               "Property Insurance Proceeds" means proceeds of insurance to be maintained by Photronics pursuant to Section 9.2 and, prior to the date of Substantial Completion for Rent Commencement, proceeds of insurance to be maintained by Micron pursuant to Section 9.8.

               "Qual Period End Date" means [****].

               "Qualification" and "Qualified" shall have the meaning of the term "Qualified" set forth in the Photronics to Micron Supply Agreement. "Re-qualification" and "Re-qualified" shall have the same meaning.

               "real property taxes" shall mean (i) all taxes, assessments and governmental charges and surcharges, (including, without limitation, assessments for public improvements or benefits whether or not commenced or completed during the term, water, sewer, storm drains and other rents, rates and charges, excises, levies, license fees, use fees, permit fees and other authorization fees) and all other charges (in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen) of every kind and character (including all penalties and interest thereon), levied upon or with respect to the Premises, during the term, (ii) any tax or excise on or measured by rents, and
(iii) any other tax, however described, levied against Micron on account of the rent reserved hereunder or on the business of renting the Premises. Provided, however, that the term "real property taxes" shall not include any franchise, estate, inheritance, succession, capital levy, net income or excess profits taxes imposed upon Micron except that in the event that real property taxes are withdrawn in whole or in part or any substitute tax is made therefor or for any increase therein, such tax shall in any event for the purpose of this Lease be



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Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the
Securities and Exchange Commission.

considered a real property tax regardless of how denominated or the source from which it is collected.

               "Related Work" shall have the meaning set forth in Section
16.2(a).

               "Release" means any accidental or intentional spilling, leaking, pumping, pouring, emitting, discharging, injecting, escaping, leaching, migrating, dumping or disposing in, over, on, under, through, or about the air, land, surface water, ground water, or the environment (including without limitation the abandonment or discarding of receptacles containing any hazardous materials), unless and to the extent permitted or authorized by a governmental agency.

               "rent" shall have the meaning set forth in Section 5.2.

               "Rent Commencement Date" shall have the meaning set forth in
Section 4.2(b).

               "Restoration" means, after a Loss, the alteration, clearing, rebuilding, reconstruction, repair, replacement, restoration, and safeguarding of the damaged or remaining leasehold improvements and Photronics' Property (including, without limitation, the Mask Shop Equipment), at least comparable to their condition and function before the Loss and such that re-certification of the Premises is obtained and re-Qualification is achieved.

               "Restoration Funds" means Appropriation Award(s) and Property Insurance Proceeds (plus deficiency deposits to be made by Photronics) to be applied to Restoration.

               "Restore" means accomplish a Restoration.

               "Right of First Refusal" shall have the meaning set forth in
Section 4.3(b).

               "Security System" shall have the meaning set forth in Section 17.23(b).

               "SNDA" shall have the meaning set forth in Section 17.13.

               "Special Warranty Deed" shall have the meaning set forth in
Section 4.3(a).

               "Substantial Appropriation" means such taking which, in Micron's sole determination, shall necessitate Restoration which is estimated to equal or exceed $15,000,000.

               "Substantial Casualty" means such damage or destruction to the Premises which, in Micron's sole determination, shall necessitate Restoration which is estimated to equal or exceed $[****].

               "Substantial Completion for Photronics' Installation" shall mean [****].

               "Substantial Completion for Rent Commencement" shall mean, with respect to the Core and Shell Work and the Related Work, that [****].




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Securities and Exchange Commission.

               "Technology License Agreement" shall mean that certain Technology License Agreement dated of even date herewith executed by and among the Parties and the Company.

               "Temporary Certificate of Occupancy" shall mean a temporary certificate of occupancy with respect to the Premises which is sufficient to permit Photronics the right to occupy the Premises for the purpose of commencing such portions of Photronics' Work which are to be performed on and with respect to the Premises.

               "term" shall have the meaning set forth in Section 4.1.

               "termination date" shall mean the effective date of any termination of the Lease pursuant to the provisions of the Lease.

               "Timeline" shall have the meaning set forth in Section 16.1(a).

               "Transaction Documents" shall mean those certain documents listed in Schedule "B" to the Contribution and Purchase Agreement.

               "Transfer" shall have the meaning set forth in Section 11.1(a).

               "UCC" shall mean the Uniform Commercial Code of the State of Idaho, as amended.

                                  ARTICLE II.
                                     DEMISE


               In consideration of Ten and No/100 Dollars ($10.00), the rents and covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which is mutually acknowledged, Micron, as landlord, hereby leases and Photronics, as tenant, hereby rents from Micron, the Premises, upon the terms and conditions herein set forth.

                                  ARTICLE III.
                                    PREMISES

        Section 3.1    Premises Defined
        -----------    ----------------

               The "Premises" (herein so called) shall consist of the following:

               (a) The "Land". Once the Land has been determined, this Lease will be amended to add as Exhibits "A" and "B", respectively, a more particular depiction of the Land and a legal description of the Land.

               (b) The leasehold improvements.

               (c) All references herein to the Premises shall, unless the context clearly indicates to the contrary, mean and include the Land and the Micron Improvements.




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Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the
Securities and Exchange Commission.
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        Section 3.2    Reservation of Oil, Gas, Mineral and Water Rights
        -----------    -------------------------------------------------

               Micron reserves all oil, gas, hydrocarbons, mineral and water rights in the Premises and attendant right and easement to access and extract same ("Micron Retained Rights"); provided that no such items shall be extracted in such manner as may cause or contribute to a lessening of the support of the Land and the leasehold improvements or adversely affect and compromise the use of the Premises for the Permitted Use. This reservation shall not apply if the Land is not land owned or adjacent to other land owned by Micron or an Affiliate of Micron as of the date of this Lease.

        Section 3.3    Permitted Exceptions
        -----------    --------------------

               This Lease and the conveyance of the Premises contemplated herein is and shall be made subject to the following:

               (a) The lien of all ad valorem real estate taxes due and payable in the calendar year 2006 and subsequent calendar years; (b) all matters of record relating to the Land in the official records of the county in which the Land is located; (c) local, state and federal laws, ordinances or governmental regulations and the like, including but not limited to building and zoning laws, ordinances and regulations, now or hereafter in effect relating such real property; (d) any matters that would be shown on an accurate survey of current date of the Land; (e) matters resulting from the acts of Photronics or any party acting by, for, through or under Photronics; (f) the Micron Retained Rights reserved in Section 3.2; and (g) Micron's Right of First Refusal (collectively with the Permitted Development Easements, the "Permitted Exceptions"). Notwithstanding the foregoing, (a) any mortgage (and related security documents such as a UCC fixture filing) recorded against the Land in connection with financing obtained by Micron shall not be a Permitted Exception and shall be removed prior to conveyance of fee title by Micron to Photronics pursuant to this Lease; (b) any mechanic's or materialmans' lien recorded against the Land in connection with Micron's Work; (c) the lien of all real property taxes for the period prior to the Lease Commencement Date; and (d) any other lien, attachment or lis pendens recorded against the Premises caused solely by the acts or omissions of Micron shall not be a Permitted Exception and shall either be removed of record or otherwise adequately bonded to Photronics' reasonable satisfaction prior to conveyance of fee title by Micron to Photronics pursuant to this Lease.

               (b) Micron and Photronics recognize that, in connection with developing the Premises, Micron may be required or may find it reasonably necessary to grant and record (i) customary public utility, drainage and other developmental easements for the benefit of the Premises for the Permitted Use;
(ii) a mortgage and related security instruments against the Premises (or any part thereof) in connection with the construction and/or permanent financing of the Premises, and (iii) certain easements, covenants, declarations and/or restrictions for the benefit of adjacent land owned by Micron, if applicable. Such easements, covenants, rights, declarations and restrictions, to the extent the creation or existence of same are reasonable and customary and do not materially adversely affect the development or use of the Premises for the Permitted Use shall be referred to herein as the "Permitted Development Easements."



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



                                  ARTICLE IV.
                                      TERM

        Section 4.1    Length of Term
        -----------    --------------

               The term (the "term") of this Lease shall be from the date of the last execution and delivery of this Lease by Micron and Photronics, and shall continue for a period of twenty full calendar quarters following the Rent Commencement Date, subject to any early termination of this Lease or acceleration of the expiration date pursuant to the provisions of Section 5.3(a). The occurrence of the expiration of the Lease term upon either the last day of the term or, if applicable, upon the Applicable Lease Prepayment Date shall not be deemed a termination of this Lease for purpose of the Parties' respective rights and remedies provided for herein upon a termination of this Lease.

        Section 4.2    Lease Commencement Date and Rent Commencement Date
        -----------    --------------------------------------------------

               (a) The "Lease Commencement Date" shall be the date of Substantial Completion for Photronics' Installation. Delivery of possession shall be accomplished by written notice to Photronics setting forth the effective date of the Temporary Certificate of Occupancy. Upon Substantial Completion for Photronics' Installation and delivery of possession of the Premises to Photronics, Photronics shall take possession of the Premises and commence the installation of Photronics' Improvements (inclusive of the Mask Shop Equipment) in the Building. From and after the Lease Commencement Date, Photronics shall observe or perform all obligations of the tenant pursuant to this Lease, provided that Base Rent and additional rent (other than any non-Base Rent sums specified herein to be due and payable when incurred) shall not be payable until the Rent Commencement Date. Pending the occurrence of the Lease Commencement Date as to the Premises, each Party shall observe or perform all obligations of such Party pursuant to this Lease not dependent upon the occurrence of the Lease Commencement Date including the performance of all obligations of such Party in accordance with the Timeline.

               (b) The "Rent Commencement Date" shall be [****]. Upon the Rent Commencement Date, Photronics shall commence payment of Base Rent and all additional rent (other than any non-Base Rent sums specified herein to be due and payable prior to the Rent Commencement Date) and from and after the Rent Commencement Date Photronics shall continue to perform all obligations of the tenant pursuant to this Lease.

               (c) Within thirty (30) days following the date of Substantial Completion for Rent Commencement, Micron and Photronics shall execute and acknowledge a supplemental agreement setting forth the Lease Commencement Date and Rent Commencement Date of this Lease. Notwithstanding the foregoing, failure of Photronics to execute such supplemental agreement shall not affect the Lease Commencement Date or the Rent Commencement Date in accordance with the provisions of this Lease.




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



        Section 4.3    Conveyance to Photronics Upon Expiration of Lease Term or
        ------------------------------------------------------------------------
        Prepayment; Micron Right of First Refusal
        -----------------------------------------

               (a) Provided Photronics has satisfied, complied with and performed all of its obligations hereunder (subject to the terms and conditions of Section 5.3(a)), as soon as reasonably practicable but in no event more than thirty (30) days following the date of expiration of the Lease term (as same may be accelerated pursuant to Section 5.3(a)), Micron shall execute (effective as of the applicable expiration date of the Lease term) and deliver to Photronics a special warranty deed in form and substance as attached hereto as Exhibit "C" conveying Micron's right, title and interest in the Premises to Photronics subject to (a) the Permitted Exceptions, inclusive of Micron's Right of First Refusal (the "Special Warranty Deed"). In connection with any conveyance to Photronics by Micron under this Section 4.3, the Parties shall execute and deliver additional reasonably customary closing documents (such as transfer tax declarations, 1099 certification, and FIRPTA certificate) including standard title company required documents, if applicable (the "Closing Documents"). [****].

               (b) So long as Photronics or an Affiliate of Photronics is a member of, or holds any ownership interest in the Company or any successor joint venture between Micron (or any Affiliate thereof) and Photronics (or any Affiliate thereof) and no unrescinded notice of termination of the Company has been delivered by either Party to the other, in the event of any voluntary or involuntary sale or other conveyance of the Premises (or any part thereof) other than in connection with a Permitted Photronics Change in Control, Micron shall have ongoing right of first refusal (the "Right of First Refusal") for the purchase of the Building and the Land alone. If Photronics' proposed third party sale contract includes the sale of other real or personal property or incorporates other terms and conditions (such as service or supply contracts to be entered into with such third party) then Photronics and Micron shall agree upon the purchase price to be applicable solely with respect to the Building and Land. [****].

                                   ARTICLE V.
                                      RENT

        Section 5.1    Base Rent
        -----------    ---------

               (a) Commencing on the Rent Commencement Date and on the first day of each calendar quarter thereafter during the Lease, Photronics shall pay to Micron in advance, at Photronics' sole expense and without deduction or offset, as base rent (the "Base Rent"), by wire transfer pursuant to wire instructions to be provided to Photronics in writing by Micron prior to the Rent Commencement Date (and as may be changed by Micron by written notice during the term), an amount to be set forth on the lease payment schedule, in the form of Exhibit "D-1" attached hereto, to be prepared by Micron following Substantial Completion for Photronics' Installation and prior to the Rent Commencement Date, which Exhibit when completed shall be incorporated herein by this reference (the "Lease Payment Schedule"). [****]. Interest shall be computed on a per diem basis of a 365-day year. As used herein, the term "Development Costs" shall mean all costs and fees incurred in the design and construction of all Core and Shell Work and all Related Work with respect to the Premises, including but not limited to the following:




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                       (i)     [****];

                       (ii)    [****].;

                       (iii)   [****];

                       (iv)    [****];

                       (v)     [****];

                       (vi)    [****];

                       (vii)   [****];

                       (viii)  [****];

                       (ix)    [****];

                       (x)     [****];

                       (xi)    [****];

                       (xii)   [****];

                       (xiii)  [****];

                       (xiv)   [****];

                       (xv) [****]; and

                       (xvi)   [****].

[****].

               (b)     [****].

                c)     [****].

               (d)     [****].

        Section 5.2    Rent Defined; Additional Rent
        -----------    -----------------------------

               As used in this Lease, the term "rent" shall mean quarterly Base Rent and additional rent, and the term "additional rent" shall mean all amounts payable by Photronics pursuant to this Lease other than Base Rent, including, without limitation, the real property taxes payable by Photronics pursuant to
Article VI below, insurance as required pursuant to Article IX and any reimbursements and interest due Micron pursuant hereto. For the avoidance of any



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



doubt or dispute, this Lease constitutes an absolutely "net lease." The Base Rent shall give Micron an absolutely "net" return for the term, free of any expenses or charges for the Premises, except as this Lease expressly provides. Photronics shall pay as additional rent and discharge before failure to pay creates a material risk of forfeiture or penalty, each and every item of expense, of every kind and nature whatsoever, related to or arising from the Premises, or by reason of or in any manner connected with or arising from the leasing, operation, management, maintenance, repair, use, or occupancy of, or Photronics' Work relating to, the Premises. All Base Rent and additional rent shall be paid without deduction or offset in lawful money of the United States of America which shall be legal tender at the time of payment. When no other time is stated herein for payment, payment of any amount due from Photronics to Micron hereunder shall be made within thirty (30) business days after delivery of Micron's invoice or statement therefor.

        Section 5.3    Lease Prepayment; Principal Reduction Payments.
        -----------    -----------------------------------------------

               (a) Lease Prepayment. Subject to the terms and conditions herein set forth, at any time after (but not on or prior to) the occurrence of the [****], Photronics shall have the right to prepay this Lease in full (the "Lease Prepayment") and shorten the Lease term to expire as herein provided:

                     (i) Provided no Default then exists, Photronics shall have the right to make the Lease Prepayment upon at least ten (10) Business Days prior written notice to Micron of its intent to prepay and shall designate the Lease Prepayment date in said notice (the "No Default Lease Prepayment Date").

                     (ii) In the event a [****] exists either as of the date of written notice to Micron of Photronics' desire to make the Lease Prepayment or upon the date of payment of the Lease Prepayment, Photronics shall have the right to make the Lease Prepayment upon such date which is the later of (1) a date at least ten (10) Business Days following the date of delivery of written notice to Micron of Photronics' desire to prepay and (2) a date at least ten
(10) Business Days following the date of Photronics' satisfaction of the conditions which qualify such Default as a Non-Restricted Default (the "Non-Restricted Prepayment Date".

                     (iii) In the event a Prepayment Restricted Default exists either as of the date of written notice to Micron of Photronics' desire to make the Lease Prepayment or upon the date of payment of the Lease Prepayment, Photronics shall have the right to make the Lease Prepayment PROVIDED that the foregoing Lease Prepayment shall be subject to satisfaction of the following requirements. [****]. Regardless of the form or nature of the Default Termination Security, Photronics shall also grant Micron and Micron Parties the [****].

                     (iv) Notwithstanding Section 4.1 to the contrary, the Lease term shall expire upon the Applicable Lease Prepayment Date provided all the conditions for Lease Prepayment have been satisfied in accordance with this
Section 5.3(a) and Micron shall deliver the Special Warranty Deed to Photronics within thirty (30) days following the Applicable Lease Prepayment Date.



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                     (v) If the Applicable Lease Prepayment Date occurs on the
first day of a calendar quarter, the Base Rent portion of such Lease Prepayment shall be in such amount as shall be set forth in the column entitled "Prepayment Amount/Balance" in the then current Lease Payment Schedule. If the Applicable Lease Prepayment Date occurs on a date other than the first day of a calendar quarter, the Base Rent portion of such Lease Prepayment shall be in such amount as determined by Micron based upon the methodology used for calculation of the "Prepayment Amount/Balance" referenced above. The Lease Prepayment shall be made in the same manner as then required for payment of Base Rent (e.g., wire transfer). In addition to payment of the "Prepayment Amount/Balance" amount (and satisfaction of all other conditions set forth in this Section 5.3(a)), as a condition to Lease Prepayment and conveyance of fee title to the Premises to Photronics, Photronics shall pay all additional rent accrued through the Applicable Lease Prepayment Date.

               (b) Principal Reduction Payments. Photronics shall have the right to make Principal Reduction Payments in addition to the Base Rent due and payable under this Lease subject to and upon satisfaction of the following terms and conditions:

                     (i) No uncured monetary Default then exists;

                     (ii) A Principal Reduction Payment shall be made no more frequently than one time in each calendar quarter of the term (and shall be made in the same manner as then required for payment of Base Rent (e.g., wire transfer)) following at least ten (10) Business Days' prior written notice thereof to Micron specifying the amount and the date upon which such partial prepayment shall be made;

                     (iii) Such Principal Reduction Payment shall constitute an advance payment to be applied first towards outstanding principal payable under the Lease and not an early payment of the immediately succeeding quarterly installment of Base Rent or principal then payable hereunder. For purposes of the foregoing, principal means the principal portion of the Base Rent payable under this Lease and shall be such amount as would be set forth in a then current Lease Payment Schedule reflecting all then current adjustments, if any, to Base Rent as of such date pursuant to this Lease (e.g., taking into account prior Partial Prepayments). Following any such Principal Reduction Payment, the Lease Payment Schedule shall be modified to reflect the aforesaid interest and principal prepayment and the amounts payable under the Base Rent, Interest, Principal, Repayment Amount/Balance, Cumulative Interest Paid and Principal Paid and Default Rent Reimbursement columns of the Lease Payment Schedule shall be appropriately adjusted for the quarter after the date of such Principal Reduction Payment through the balance of the payments to be made for the term taking into account such adjustments; and

                     (iv) Prior to the occurrence of the [****], Photronics shall not have the right to prepay more than [****] of the principal balance of the Base Rent which is payable for the period from the Rent Commencement Date through the Qual Period End Date.

               (c) Under no circumstances shall Photronics be entitled to conveyance of fee title to the Premises prior to the occurrence of the Qual Period End Date. Photronics



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



acknowledges that Micron's retention of ownership of the Premises at least through the Qual Period End Date was a material inducement to Micron's agreement to enter into this Lease and the Photronics to Micron Supply Agreement. For the avoidance of doubt, this Section 5.3(c) supersedes and controls in the event of any conflict or inconsistency with any other provision of this Lease.

                                  ARTICLE VI.
                                      TAXES

        Section 6.1    Real Property Taxes
        -----------    -------------------

               Photronics shall pay, as additional rent, all real property taxes levied or assessed by, or becoming payable to any governmental authority having jurisdiction, for or in respect of the Premises, for each tax period wholly included in the period between the Lease Commencement Date and the expiration of the term (as same may be accelerated by prepayment). All such payments shall be made directly to the authority charged with the collection thereof not less than ten (10) business days prior to the earlier of the last date on which the same may be paid without interest or penalty or upon which it would otherwise be deemed "delinquent" as provided in Section 6.3. Micron and Photronics shall use commercially reasonable efforts to cause the Premises to be separately assessed with the bills for real property taxes to be delivered directly to Photronics. In the event that such bills are delivered to Micron, Micron shall promptly deliver copies thereof to Photronics. Photronics shall provide to Micron at least seven (7) Business Days prior to the due date for payment of such taxes, a copy of a receipted tax bill or other documentary evidence reasonably satisfactory to Micron, showing the amount of the taxes due and the payment of same as required herein. For any fraction of a tax period included in the period between the Lease Commencement Date and the expiration of the term (as same may be accelerated by prepayment), Photronics shall pay to Micron, within thirty
(30) days after receipt of Micron's invoice therefor, that portion of the total taxes levied or assessed or becoming payable which is allocable to such included period, determined by multiplying the total taxes by a fraction whose denominator is the number of days in the tax period and whose numerator is the number of days in the period between the Lease Commencement Date and the expiration of the term (as same may be accelerated by prepayment). In the event Photronics fails to pay any real property tax bill before the delinquency date thereof, Micron may, but need not, pay the same on behalf of Photronics and such amount thereafter shall become immediately due and payable as additional rent by Photronics to Micron upon delivery of Micron's written demand therefor. The obligation of Photronics pursuant to this Section 6.1 shall extend to any increase in real property taxes resulting from any reassessment of the Premises and shall survive the expiration or termination of this Lease. For the purposes of this Article VI, real property taxes which are levied on a fiscal year (which is different from a calendar year) basis shall be deemed to apply one-twelfth (1/12) to each calendar month in such fiscal year.



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        Section 6.2    Separate Tax Parcel
        -----------    -------------------

               (a) In the event that the Premises is not levied and assessed as a separate tax parcel, Micron shall use its commercially reasonable efforts to cause the Premises to be assessed and taxed as a separate tax parcel as soon as practicable.

               (b) If the Premises is not assessed and taxed as a separate tax parcel, then notwithstanding anything to the contrary set forth in this Article VI, "real property taxes" shall mean, as to the Premises:

                     (i) That portion of the real property taxes assessed against the land underlying the tax parcel which the square footage of the Premises bears to the aggregate square footage of all land within the applicable tax parcel; plus

                     (ii) That portion of the real property taxes assessed against the leasehold improvements included within the tax parcel which the valuation assigned by the taxing authorities to the leasehold improvements included within the Premises bears to the valuation so assigned to all of the leasehold improvements included within such tax parcel. If such separate valuations are available from the county tax assessor, then such separate valuations shall be conclusive. If such separate valuations are not reasonably available to Micron, then Micron shall determine, reasonably and in good faith, from the best information reasonably available to it, the proportion of the real property taxes assessed against the leasehold improvements included within such tax parcel which is attributable to the leasehold improvements upon the Premises.

                     (iii) With respect to other types of taxes, a proportion thereof based upon the assessment methodology used by the assessor, or if such methodology cannot be used to determine Photronics' portion, then a reasonable proportion as determined by Micron.

               In the event that the Premises is not assessed and taxed as a separate tax parcel, then real property taxes for or in respect of the Premises shall be paid by Photronics to Micron not later than the earlier of (A) thirty
(30) days after Micron's delivery of written notice of the amount thereof and
(B) ten (10) days prior to the delinquency date therefor. Photronics shall be solely liable for any late penalties or interest resulting from any failure to timely pay Micron or the taxing authority. There shall be no administrative or overhead fee payable to Micron with respect to real property taxes payable by Photronics. Micron and Photronics acknowledge and agree that it is their intent that real property taxes be billed to and paid directly by Photronics. Accordingly, Micron and Photronics agree that:

                     (A) Each shall take all steps reasonably necessary to cause the real property tax bills with respect to the Premises to be mailed directly to Photronics; and

                     (B) Neither Party shall take any action to cause the Premises to be taxed other than as a separate tax parcel.



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        Section 6.3    Other Taxes
        -----------    -----------

               Photronics shall be responsible for and shall pay or cause to be paid not later than ten (10) business days prior to delinquency all municipal, county and state taxes, levies and fees of every kind and nature, including but not limited to general or special assessments assessed during the term against any leasehold interest, leasehold improvements, Mask Shop Equipment or other personal property of any kind, owned by or placed in, upon or about the Premises by Photronics or its sublessees, concessionaires, franchisees or licensees, if any. Photronics shall cause all taxes imposed upon any personal property situated in or on the Premises to be levied or assessed separately from the Premises and not as a lien thereon. Upon request of Micron, Photronics shall, not later than the delinquency date for any such tax, furnish to Micron documentary proof of payment of said tax.

        Section 6.4    Right to Contest
        -----------    ----------------

               Provided that the Premises are separately assessed and taxed, Photronics shall have the right, at Photronics' sole risk and cost, to contest the amount and/or validity of the applicable real property taxes by appropriate legal proceedings; provided, however, that said right shall be availed of by Photronics only upon the condition that Photronics shall indemnify, defend and hold Micron and the Premises harmless from any loss, cost or expense, including, but not limited to, Micron's reasonable attorneys' fees, court costs and expenses of litigation, which in any manner arise from or with respect to such contest and upon the further condition that Photronics shall take any and all actions, including, but not limited to, the payment of any judgment or bonding requirement, so as to prevent the loss or forfeiture of the Premises or any part thereof or of any other property of Micron. The foregoing shall not, however, be deemed or construed to relieve, modify, or extend Photronics' covenant to pay any such real property taxes at the time and in the manner provided in this
Article VI, unless such proceedings shall operate to prevent the sale of the Premises or any part thereof or any other property of Micron or the placing of any lien thereon or on any other property of Micron to satisfy such taxes prior to the final determination of such proceedings. Under such circumstances, upon the termination of such proceedings, Photronics shall promptly pay all real property taxes, if any, then payable as the result of such proceedings and the interest and penalties in connection therewith, and the charges accruing in such proceedings. To the extent Micron receives any refund for any real property taxes paid by Photronics hereunder, Micron shall promptly pay and deliver such refund to Photronics.

                                  ARTICLE VII.
                        CONDUCT OF BUSINESS BY PHOTRONICS

        Section 7.1    Use of Premises
        -----------    ---------------

               (a) Photronics shall use the Premises only for the Permitted Use and for no other use or purpose.



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               (b) Photronics shall continuously operate the Premises for the
Permitted Use throughout the Lease term. In furtherance and not in limitation of the foregoing obligation, Photronics hereby covenants to operate the Premises in such a manner to [****].

               (c) Photronics shall not use the Premises in violation of any Applicable Laws, including without limitation, the certificate of occupancy issued for the Premises. Without limitation of Photronics' obligations pursuant to the immediately preceding sentence, subject to the provisions of Section 7.3, Photronics shall promptly comply with Applicable Laws together with all protective covenants and architectural standards, if any, applicable to the Premises upon five (5) Business Days written notice from Micron or within the time specified in any notice received from any governmental authority, whichever is earlier, discontinue any use of the Premises which is a violation thereof.

               (d) Photronics shall not do or permit anything to be done in or about the Premises which will allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Photronics cause, maintain or permit any nuisance or commit any waste in, on or about the Premises. Photronics shall not (i) place a load upon any floor of the Premises which exceeds the floor load per square foot which such floor was designed to carry or
(ii) violate any mandatory restrictions generally imposed by any governmental authority with respect to conservation of energy, water, gas or electricity or reduction of automobile or other emissions. Photronics shall not do or permit to be done anything which will injure the Premises or invalidate any insurance policy(ies) covering the Premises or property located therein. Photronics shall maintain no outside storage which is not appropriately screened from the view of the public.

               (e) Photronics shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Micron's prior written consent.

        Section 7.2    Restrictions on Use
        -----------    -------------------

               Photronics shall, at Photronics' sole cost and expense, procure any and all governmental licenses and permits required for Photronics' use of the Premises and shall at all times comply with all requirements of such licenses or permits; provided, however, to the extent such permits (such as applicable Department of Environmental Quality permits pursuant to Section 16.2(b)) shall be obtained by Micron on behalf of Photronics in the course of Micron's Work, Photronics shall reimburse Micron for its cost and expenses (including employee time and expense) within thirty (30) days of delivery of an invoice therefor. Photronics shall not use or permit the use of the Premises in any manner that will damage or deface the Premises. Photronics shall not do, or suffer to be done, or keep or suffer to be kept, anything on the Premises or on any property therein which will prevent the obtaining of any insurance on the Premises or on any property therein, including, but without limiting the generality of the foregoing, fire, all risk coverage, and public liability insurance, or which may make void any such insurance.



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        Section 7.3    Contest of Requirements
        -----------    -----------------------

               Notwithstanding the foregoing, Photronics may contest any Applicable Law or alleged violation thereof, so long as Micron's interest in the Premises and the Land are not thereby adversely affected and such contest may not impact or jeopardize Photronics' ability to satisfy its obligations under the Photronics to Micron Supply Agreement or, before the [****], any other Transaction Documents, and Micron shall, at Photronics' request, join in such contest if its participation is necessary and unobjectionable to Micron, but at no expense to Micron. If any security must be posted, or any order must be obtained to forestall compliance with such requirement pending the determination of such contest, Photronics shall post such security or shall obtain such order prior to commencing such contest and such action shall be a condition to Photronics' right to contest. If such contest is finally determined adversely to Photronics, Photronics shall promptly comply with the requirement(s) determined to be applicable to the Premises and shall indemnify and hold Micron harmless from all liabilities, damages, costs (including costs and attorneys' fees incurred or awarded in such contest) and expenses occasioned by any non-compliance by Photronics and any delay in effecting compliance, including any delay occasioned by a contest determined adversely to Photronics.

        Section 7.4    Exterior Signs and Sign Monument(s)
        -----------    -----------------------------------

               (a) Photronics shall have sign rights for the Premises, including both exterior signage on the Building and any monument signage placed upon any sign monument(s) constructed by Photronics. All such signage ("Photronics' Signage") shall be subject to the following:

                     (i) All Photronics' Signage shall be the sole responsibility of Photronics, as to fabrication, construction and erection thereof and payment of the costs thereof.

                     (ii) All Photronics' Signage (including location) shall be subject to the prior written approval of Micron based upon drawings and specifications therefor prepared by Photronics and reasonably approved by Micron, and all Photronics' Signage shall conform to the drawings and specifications therefor approved by Micron, which approval shall not be unreasonably withheld or delayed.

                     (iii) All Photronics' Signage shall comply with all Applicable Laws and shall be professionally done, neat and attractive and of a quality consistent with the quality of the Building.

                     (iv) Photronics shall maintain, repair, remove and replace Photronics' Signage as a part of Photronics' obligations pursuant to Section 8.2 so that Photronics' Signage is at all times maintained in a neat, clean, good condition.

               (b) Within ten (10) days after any termination of this Lease (as provided in the last sentence of Section 4.1) or Photronics' right to possession of the Premises pursuant hereto,



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Photronics shall, at Photronics' sole cost, remove all Photronics' Signage and repair all damage to the Building and/or the sign monument(s) caused by such removal.

                                 ARTICLE VIII.
                      MAINTENANCE, REPAIRS AND ALTERATIONS

        Section 8.1    Micron's Obligations
        -----------    --------------------

               (a) Except as provided in subsection (b) below, Micron shall not be obligated or required at any time to maintain or repair the Premises or any leasehold improvements thereon or bear any part of the expense of any improvement, alteration or change of any nature in or about the Premises or any part thereof.

               (b) Notwithstanding the provisions of subsection (a) above or anything else to the contrary contained in this Lease, for a period [****], Micron shall, at Micron's sole cost and expense, promptly repair or replace, or cause to be repaired or replaced, any portion of Micron's Work which shall be materially defective. Such repair or replacement shall be commenced within a reasonable period after Micron's receipt of written notice from Photronics of the need for such work, but only if such notice is given within such [****] and shall be completed regardless of any claim by Micron against any contractor whether under a warranty or otherwise. For the purposes of this subsection:

                     (i) Micron may satisfy its obligation pursuant to this subsection by causing Micron's general contractor or any subcontractor who has provided a warranty or guaranty to perform such repair or replacement. Micron shall use commercially reasonable efforts to obtain commercially standard warranties under its construction contract at no additional cost therefor.

                     (ii) The provisions of this subsection shall not apply to any damage to Micron's Work caused by Photronics, any employee, agent or contractor of Photronics, any business visitor or guest of Photronics, any vandal or any casualty (fire, wind, rain, lightning, etc.). Micron's obligations hereunder shall be limited to defects in the original construction, repair or replacement (without extending the original [****] warranty period) of Micron's Work.

Upon the expiration of the [****] specified in this subsection, Micron shall, upon request of Photronics, assign to Photronics all warranties and guaranties received by Micron with respect to Micron's Work to the extent assignable by, and without cost to, Micron.

        Section 8.2    Photronics' Obligations
        -----------    -----------------------

               (a) Subject to the provisions of Section 8.1 and Article X, Photronics shall (i) from and after the Lease Commencement Date keep in good order, condition and repair (excepting only reasonable wear and tear) all of the Premises and all leasehold improvements thereon and every part thereof, including the Building, Mask Shop Equipment, furnishings and other personal property of Photronics, and all landscaped and parking areas (which shall be kept



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free of weeds and debris). Photronics shall promptly at Photronics' own cost and expense make all necessary repairs and replacements, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, as necessary to maintain the Premises and all leasehold improvements thereon and every part thereof, in good condition and, prior to the [****], such that full Qualification can be and is maintained. Photronics shall provide whatever treatment may be necessary, as often as may be required, to keep the Premises and all leasehold improvements thereon and every part thereof neat and attractive. Photronics' maintenance and repair obligations pursuant to this subsection shall specifically include the roof and roof membrane of the Building. In furtherance of the foregoing, Photronics shall at all times during the term of this Lease maintain in effect a maintenance contract covering the heating, ventilating and air-conditioning equipment serving the Building with a maintenance firm and containing such service requirements as shall be reasonably acceptable to Micron.

               (b) If Photronics fails to perform its obligations under this
Section 8.2, Micron may at its option, after thirty (30) days written notice to Photronics and failure of Photronics to perform such obligations within such thirty (30) day period, enter upon the Premises and put the same in good order, condition and repair and the cost thereof shall become due and payable as additional rent by Photronics to Micron upon demand. Micron need not, however, wait for the expiration of such thirty (30) day period to remedy any condition which poses a danger to persons or property or which will or may result in the imposition of a fine or penalty upon Micron if not cured prior to the expiration of such period.

       Section 8.3    Alterations and Additions
       -----------    -------------------------

               (a) Photronics shall not, without the prior written consent of Micron, which consent shall not unreasonably be withheld or delayed so long as same is not reasonably anticipated to interfere with Photronics' continuous operations and satisfaction of its Capacity Commitment, make any alterations, improvements, remodeling or additions (collectively, "Alterations") to the Premises. Notwithstanding the foregoing, any Alteration which does not affect
(i) any structural elements of the Building, (ii) any mechanical, electrical or plumbing systems of the Building, (iii) the "Clean Room" or any support systems or facilities therefor (i.e. only impact the "office" portion of the Building), and (iv) are commercially reasonably estimated to cost [****] for all work pertaining to such Alteration and such Alteration does not otherwise affect the matters set forth in (i), (ii), or (iii) above (the "Permitted Alterations"), may be performed upon seven (7) days' prior written notice to Micron. All Alterations made by Photronics shall be done with diligence, in a good and workmanlike manner, consistent with the construction quality of Micron's Work and in compliance with all Applicable Laws and the requirements of this Lease. The cost of any Alterations shall be paid or discharged by Photronics so that the Premises and all leasehold improvements thereon shall at all times be free of liens resulting therefrom. Photronics shall supply to Micron, promptly upon completion thereof, a set of as-built drawings therefor on mylar for all Alterations.

               (b) Other than leasehold improvements, all installations by Photronics, including Mask Shop Equipment and all other personal property of Photronics placed in or on the Premises are herein referred to as "Photronics' Property." All Photronics Property shall



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remain the sole and exclusive property of Photronics subject to Micron's right to purchase and/or obtain a security interest in the Mask Shop Equipment under
Section 14.2. Except as expressly provided to the contrary in this Article VIII, all leasehold improvements shall be the property of Micron through the Lease term. Such leasehold improvements shall remain upon and be surrendered with the Premises at any termination of this Lease in accordance with the provisions of this Lease relating to termination hereof other than in connection with a conveyance of fee title to the Premises to Photronics; provided, however, if requested instead Photronics shall remove any leasehold improvements at Photronics' sole cost within ten (10) days following any such termination and restore the Premises to substantially the same condition as the Premises existed at the time Micron tendered delivery of possession thereof to Photronics, less reasonable wear and tear.

               (c) Photronics shall promptly in writing notify Micron of the filing of any mechanics' lien against the Premises arising out of work performed by or for Photronics and shall cause the same to be removed consistent with the provisions of Section 17.12.

               (d) The approval by Micron of any specifications, working drawings or other plans with regard to Photronic's Work, and including, without limitation, Alterations to be made by Photronics of or to the Premises or with respect to the Mask Shop Equipment or other Photronics' Improvements, or at any time during the term of this Lease, shall not be deemed to be a representation or warranty by Micron as to the adequacy or sufficiency of such specifications, working drawings or other plans or of the improvements or construction contemplated thereby for any use or purpose. By its approval thereof, Micron assumes no liability or responsibility therefor, or for any defect in any improvements, equipment, or construction made pursuant thereto.

               (e) Before commencement of any work of improvement in the Premises, Photronics shall give Micron fifteen (15) days written notice thereof, specifying precisely the expected date of commencement. For the period from ten
(10) days prior to commencement of such work and during the performance thereof (or such other period required by Applicable Law), Micron may maintain in the Premises or otherwise post where and as required by Applicable Law such notices of non-responsibility or other notices as may be necessary to protect Micron against liability for liens and claims.

                                  ARTICLE IX.
                              INSURANCE; INDEMNITY

        Section 9.1    Liability Insurance
        -----------    -------------------

               Photronics shall at all times from and after the Lease Commencement Date (or any such earlier date on which Photronics shall have the right to access the Premises for any purpose), and at its sole cost and expense, for the protection of Photronics and Micron, as their interests may appear, maintain in full force and effect a policy or policies of insurance which afford the following coverages:



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               (a) Worker's Compensation in the statutorily required amount, including employer's liability with a liability limit of not less than [****] per occurrence.

               (b) Comprehensive General Liability Insurance or Commercial Liability Insurance with an aggregate liability amount not less than [****] combined single limit for both bodily injury and property damage, including blanket contractual liability (including Photronics' indemnification obligation under Section 9.5 subject only to commercially standard exclusions and limitations to such indemnification coverage), broad form property damage, personal injury, completed operations, products liability and host liquor liability. Such coverage shall be provided by a combination of a primary and/or excess liability policy. The liability insurance policy required to be maintained by Photronics pursuant to this subsection shall be on an occurrence (as opposed to claims made) basis.

               (c) Business Automobile Liability insurance providing bodily injury and property damage liability coverage for not less than [****] each accident limit. Business Automobile Liability insurance shall be written on a standard ISO policy form, or an equivalent form, providing coverage for liability arising out of owned, hired, or non-owned vehicles in connection with Photronics' performance of the Photronics' Work as well as operations upon the Premises.

        Section 9.2    Casualty Insurance - Fixtures, Mask Shop Equipment,
        ------------------------------------------------------------------
Personal Property and Photronics' Improvements
----------------------------------------------

               (a) Photronics shall at all times from and after the Lease Commencement Date (or any such earlier date on which Photronics shall have the right to access the Premises for any purpose), and at Photronics' sole cost and expense, maintain in effect policies of insurance covering all Photronics' Property located in, on or about the Premises, including without limitation the Mask Shop Equipment, fixtures, furnishings, equipment, furniture, inventory and stock in trade, in an amount not less than their full replacement value, providing protection against any peril included within the classification "All Risk," including but not limited to insurance against fire, sprinkler leakage, vandalism and malicious mischief, and flood coverage and earth movement. Sublimits, if any, would be applied to the leasehold improvements as described in Section 9.2(b). The insurance required by this subsection shall be the primary insurance with respect to the property covered thereby. Micron shall not be named as a loss payee with respect to property damage insurance for Photronics' Property. Photronics is responsible for all deductibles or self-insurance reserve.

               (b) Photronics shall at all times from and after the Lease Commencement Date (or any such earlier date on which Photronics shall have the right to access the Premises for any purpose) during the term maintain in effect policies of insurance covering all leasehold improvements, including without limitation, the Building and all leasehold improvements, providing protection against any risk included within the classification "All Risk," including all coverages listed in Section 9.2(a), such insurance to be in an amount no less than the full replacement value of such Improvements and naming Micron as loss payee for such interest (other than under Section 9.2(a)). The deductible or self-insurance reserve for the insurance



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pursuant to Sections 9.1 and this Section 9.2 shall not exceed [****] per occurrence. The insurance required by this subsection shall be the primary insurance with respect to the property covered thereby. Micron shall be named as a loss payee and additional insured with respect to the insurance covering the Building and all leasehold improvements.

               (c) Property Insurance Proceeds shall be payable as provided in
Article X.

        Section 9.3    Insurance Policies
        -----------    ------------------

               (a) Micron, and any other persons designated by Micron and having an insurable interest in the Premises, shall be additional insureds as their interests may appear pursuant to the policies required by Section 9.1(b) and (c) and Section 9.2. From and after the Lease Commencement Date, the insurance required by Sections 9.1 and 9.2 shall be the primary insurance as respects Micron (and any other additional insureds designated by Micron) and not contributory with any other available insurance. The policy or policies providing the coverage required by these Sections (other than Section 9.1(a)) shall contain an endorsement providing, in substance, that "such insurance as is afforded hereby for the benefit of Micron and any additional insureds designated by Micron shall be primary and any insurance carried by Micron and any additional insureds or insureds designated by Micron shall not be contributory." In no event shall the limits of any coverage maintained by Photronics pursuant to Sections 9.1 and 9.2 be considered as limiting the liability of Photronics pursuant to this Lease.

               (b) All insurance required to be carried by Photronics shall be with companies rated A:VIII, or better, in the then most recent version of Best's Key Rating Guide. Photronics shall deliver to Micron at least ten (10) days prior to the time such insurance is first required to be carried, and thereafter at least ten (10) days prior to the expiration or renewal date of any policy so maintained, copies of the policies or certificates evidencing such insurance. All policies and certificates delivered pursuant to this Section shall contain liability limits not less than those set forth in Sections 9.1 and 9.2, shall list the additional insureds and shall specify all endorsements and special coverages required by Sections 9.1 and 9.2. Each such policy shall contain a provision (by endorsement or otherwise) requiring not less than thirty
(30) days written notice to each Party prior to any cancellation, non-renewal or material amendment thereof. Any insurance required to be maintained hereunder may be provided by means of a so-called "blanket" policy, so long as the Premises is specifically covered therein (by rider, endorsement or otherwise) and the policy otherwise complies with the provisions of this Lease. If, on account of Photronics' failure to comply with any provision of this Article IX, Micron or any other additional insured is adjudged a co-insurer by its insurance carrier, then any loss or damage to Micron or such additional insured shall sustain by reason thereof shall be borne by Photronics and shall be paid by Photronics upon receipt of a bill therefor and evidence of such loss.

        Section 9.4    Waiver of Subrogation
        -----------    ---------------------

               Micron and Photronics each hereby waives any and all rights of recovery against the other, and against the partners, officers, employees, agents, representatives, customers and business visitors of such other Party, for loss of or damage to such waiving Party or its property or the property of others under its control, arising from any cause insured against under any



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policy of insurance required to be carried by such waiving Party pursuant to the provisions of this Lease (or any other policy of insurance carried by such waiving Party in lieu thereof) at the time of such loss or damage. The foregoing waiver shall be effective whether or not a waiving Party shall actually obtain and maintain the insurance which such waiving Party is required to obtain and maintain pursuant to this Lease (or any substitute therefor). Each Party shall, upon obtaining the policies of insurance which it is required to maintain hereunder, give notice to its insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

        Section 9.5    Indemnity
        -----------    ---------

               To the fullest extent permitted by law, and subject to the last sentence of this subsection, Photronics shall indemnify, defend and hold Micron, its officers, agents, employees and partners harmless from and against any Liabilities or expense (including but not limited to loss of life and reasonable attorneys' fees and costs of defense) which may result from the use or occupation of the Premises or any Improvements thereon by Photronics, its employees, agents, invitees and contractors or the breach of the provisions of this Lease by Photronics, its agents, employees, contractors, or other persons claiming under Photronics. Such indemnification shall extend to Liabilities arising from any activity, work, or thing done, permitted or suffered by Photronics or any such person in or about the Premises and shall further extend to any Liabilities arising from any default in the performance of any obligation on Photronics' part hereunder. "Liabilities" shall include all suits, actions, claims and demands and all expenses (including attorneys' fees and costs of defense) incurred in or about any such Liability and any action or proceeding brought thereon. It is understood and agreed that payment shall not be a condition precedent to enforcement of the foregoing indemnification obligations. Photronics' defense obligations hereunder shall include the obligation, upon demand, to defend Micron against any claim or action of the types herein specified by legal counsel reasonably satisfactory to Micron. Notwithstanding anything to the contrary in this Lease, this subsection shall not apply to any damage or injury which Photronics establishes in a court of competent jurisdiction was proximately caused by the gross negligence or willful misconduct of Micron, its agents, employees or contractors.

        Section 9.6    Exemption of Micron
        -----------    -------------------

               Neither Micron nor its agents or employees shall be liable for any loss of any property by theft nor for injury or damage which may be sustained by the person, goods, wares, or property of Photronics, its employees, invitees or customers or any other person in or about the Premises, or for loss or interruption of business, caused by or resulting from any peril which may affect the Premises, including, but not limited to fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether such damage or injury results from conditions arising upon the Premises, or from other sources. Photronics, as a material consideration to Micron, assumes all risk of damages to property and injury to or death of persons in or about the Premises from any cause. Notwithstanding anything to the contrary herein, this Section 9.6 shall not apply



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to the extent of any damage or injury which Photronics establishes in a court of competent jurisdiction was proximately caused by the gross negligence or willful misconduct of Micron, its employees or agents.

        Section 9.7    Notices
        -----------    -------

               Photronics shall give prompt notice to Micron in case of fire or casualty in, on, under or to the Premises.

        Section 9.8    Builder's Risk Insurance to be Maintained by Micron
        -----------    ---------------------------------------------------

               From and after the date of "ground breaking" upon the Land through the Date of Substantial Completion for Rent Commencement, Micron (or, at Micron's election, Micron's general contractor) shall provide "All Risk" Builder's Risk Insurance with a limit sufficient to cover property values of the Building and of the materials stored upon the Land relating to Micron's Work and destined to be incorporated into the Premises naming Photronics as an additional insured. The cost of such insurance shall be included in Development Costs.

                                   ARTICLE X.
                     DAMAGE OR DESTRUCTION AND APPROPRIATION

        Section 10.1    Damage or Destruction
        ------------    ---------------------

               (a) Damage to the Premises.

                     (i) Subject to the provisions of this Article X, in the event of any Casualty from and after the Lease Commencement Date, Photronics shall give Micron immediate oral and prompt written notice thereof and Micron shall give Photronics similar notice in the event of Casualty prior to the Lease Commencement Date.

                     (ii) If any Casualty occurs, then: (a) no rent shall abate;
(b) this Lease shall not terminate or be impaired except as provided in Section 10.3; (c) the Party or Parties designated in Section 10.1(b) shall promptly Restore as provided in Section 10.1(b); and (d) Photronics shall not be released from any of its liabilities or obligations hereunder by reason of damage to or destruction of the Premises, the Improvements or Photronics' Property. Restoration for which Photronics is responsible shall be performed by a general contractor approved by Micron.

               (b) Restoration.

                     (i) Prior to Lease Commencement Date. Unless a Substantial Casualty or Substantial Appropriation has occurred and the Lease is terminated pursuant to Section 10.3, from the execution of this Lease until the Lease Commencement Date, Micron shall have the sole right and authority to adjust any insurance or Appropriation claim in connection with Restoration.



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                     (ii) Lease Commencement Date through date of Substantial
Completion for Rent Commencement. Unless a Substantial Casualty or Substantial Appropriation has occurred and the Lease is terminated pursuant to Section 10.3, from the Lease Commencement Date until the date of Substantial Completion for Rent Commencement, during which period the casualty insurance coverages required of both Parties under Article IX are to be in place, the Parties shall jointly and in good faith adjust any insurance and Appropriation claims in connection with Restoration and shall similarly agree upon the allocation of responsibility for the Restoration between the Parties (using the original specification of Micron Work and Photronics' Work as a guideline therefor).

                     (iii) From and After date of Substantial Completion for Rent Commencement. Unless a Substantial Casualty or Substantial Appropriation has occurred and the Lease is terminated pursuant to Section 10.3, from and after the date of Substantial Completion for Rent Commencement, Photronics shall have the sole right and authority to adjust any insurance or Appropriation claim in connection with Restoration.

                     (iv) In the event of any Casualty or Appropriation under Sections 10.1 (b)(ii) or (iii) for which the Restoration Funds (or Photronics' portion of the cumulative Restoration Funds) exceeds [****], Photronics shall direct its insurers (or governmental authority in the case of Appropriation) to disburse all Restoration Funds payable to Photronics (including Photronics' deficiency deposit) to the Depository to be held in an interest bearing joint order escrow account to be held and disbursed subject to a written construction escrow and disbursement agreement between the Parties and the Depository. Any Restoration Funds paid directly to Photronics (or, prior to the date of Substantial Completion for Rent Commencement, paid directly by Micron) shall be held in trust by Photronics (or, as applicable, to Micron) to be applied for Restoration. To obtain each disbursement from the Depository, Photronics shall deliver to the Depository:

                            (A) A certificate of Photronics' licensed architect,
confirming that in such architect's professional judgment: (a) the sum then being requested is then properly due and payable to contractors, subcontractors, or other Persons for Restoration; (b) Restoration is proceeding in compliance with the applicable plans and specifications (being those for the original construction, equipment, and certification of the Premises); (c) the sum being requested does not exceed the amount then due and payable; (d) except in the case of the final disbursement of Restoration Funds, the remaining Restoration Funds after disbursement are reasonably anticipated to suffice to pay for the remaining Restoration yet to be performed; and (e) in the case of the final disbursement of Restoration Funds, Photronics has substantially completed Restoration and obtained a certificate of occupancy for the Restoration to the extent Applicable Law requires, the Premises have been re-certified and Re-qualification has been achieved or reaffirmed, and delivered (or simultaneously delivers in exchange for payment) final lien waivers from all Persons otherwise entitled to claim a Prohibited Lien because of the Restoration;

                            (B) For any disbursement (or group of disbursements)
above [****] in aggregate or if not previously delivered to Depository within the preceding five days,


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evidence reasonably satisfactory to the Depository that no Prohibited Lien exists, except any to be fully paid from the current disbursement;

                            (C) Progress lien waivers for Restoration completed
and paid for through the date of the preceding disbursement; and

                            (D) Such other documents, deliveries, certificates,
and information as Micron or the Depository reasonably requires.

(v) If the Casualty or Appropriation occurs prior to the date of Substantial Completion for Rent Commencement, Micron shall have no obligation to Restore or consent to Photronics' pursuit of Restoration if the combined cost of Restoration and completion of Micron's Work are anticipated to exceed the budgeted amount for Micron's Work upon which Micron commenced the Micron Work, unless Photronics shall agree to pay the difference (which shall be escrowed with the Depository as Restoration Funds as a condition to Micron proceeding) between the Restoration Funds and the aforesaid budgeted amount for Micron's Work (as may be adjusted, if necessary, as a result of the Casualty). During the period between the Lease Commencement Date and the date of Substantial Completion for Photronics' Installation, Photronics shall be obligated to Restore Photronics' Work regardless of the availability of Restoration Funds if Micron, as provided above, determines it shall Restore Micron's Work. Other than pursuant to Section 10.3 in the case of termination upon Substantial Casualty, in all events (and irrespective of the sufficiency of Restoration Funds), from and after the date of Substantial Completion for Rent Commencement, Photronics shall be obligated to complete Restoration. In all instances, if the Restoration Funds shall be insufficient to pay the entire cost of Restoration, Photronics shall be obligated to pay any deficiency. Provided all Micron Work is completed and paid in full, upon the completion of Restoration and payment in full therefor, any Restoration Funds then remaining shall be allocated to Photronics to reimburse Photronics for payment of such deficiency, unless any deficiency was paid by Micron, in which case the remaining Restoration Funds shall be paid to Micron to fully reimburse Micron before any disbursement to Photronics.

        Section 10.2   Appropriation.
        ------------   --------------

               In the event of a temporary or permanent Appropriation during the term of this Lease, the rights and obligations of Micron and Photronics with regard to such Appropriation, including rights to all Appropriation Awards shall be as provided in this Article X.

               (a) In the event of an Appropriation, (a) no rent shall abate;
(b) this Lease shall not terminate or be impaired except as provided in Section 10.3; and (c) the Party or Parties designated in Section 10.1(b) shall promptly Restore as provided in Section 10.1(b) regardless of cost or availability of Appropriation Awards. In the event of a Substantial Appropriation, either Party may terminate this Lease (subject to the requirement under Section 10.3 with respect to Photronics' right to terminate) and the rents and other charges payable by Photronics hereunder shall be apportioned to the Appropriation Effective Date. The termination date of this Lease shall be as set forth in
Section 10.3(b).



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               (b) If this Lease may not be terminated upon the occurrence of the Appropriation or is not terminated in the event of a Substantial Appropriation, the Premises shall be promptly Restored (including all Improvements and Photronics' Property) so that upon Restoration the Premises shall be substantially the same quality and character as existed immediately prior to such Appropriation and re-certification of the Premises and re-Qualification shall be achieved. There shall be no adjustment in the rent payable by Photronics hereunder as the Base Rent is not computed based upon the floor area of the Premises leased. Such Restoration shall be the sole responsibility of Photronics both as to performance and payment of the costs thereof. Photronics shall pay any deficiency above any Appropriation Awards necessary to Restore the Premises as required herein. Photronics shall be required to Restore in accordance with plans and specifications approved by Micron if the Building shall be altered as a result of the Appropriation and the Restoration shall be performed by a general contractor approved by Micron. Restoration following an Appropriation shall include the obligation to obtain re-certification of the Premises and re-Qualification.

               (c) Appropriation Awards shall be allocable to Photronics for Restoration and shall be paid directly to Photronics or deposited with a Depository on the same terms and conditions as applicable to Restoration Funds under Section 10.1(b). Any Appropriation Awards in connection with a Substantial Casualty following which this Lease is terminated pursuant to Section 10.3(a) shall be allocated between Micron and Photronics in the manner provided in
Section 10.3(b).

               (d) A sale by Micron to any authority having the power of eminent domain, either under threat of Appropriation or while Appropriation proceedings are pending, shall be deemed an Appropriation for all purposes under this
Article X.

        Section 10.3   Termination of Lease upon Substantial Casualty or
        ------------   -------------------------------------------------
Substantial Appropriation.
--------------------------

               (a) Notwithstanding the provisions of Section 10.1 or Section 10.2, both Micron and Photronics shall have the option to terminate this Lease in the event of a Substantial Casualty or Substantial Appropriation, as applicable; provided, however, that a condition to Photronics' exercise of such termination right shall be payment to Micron of an amount equal to [****].

               (b) If either Party elects to terminate this Lease pursuant to this Section 10.3, then:

                     (i) This Lease shall terminate in the event of a Substantial Casualty upon the last day of the calendar quarter in which such Party exercises its termination option, and, in the event of Substantial Appropriation, the last day of the calendar quarter in which the Appropriation Effective Date occurs.

                     (ii) In the event of a Substantial Casualty, the Parties shall jointly adjust the insurance claims relating to the Loss; and in the event of a Substantial Appropriation, the Parties shall jointly prosecute claims for all Appropriation Awards



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



irrespective of whether a particular award would relate to the fee estate, leasehold estate, Improvements, Photronics' Property or other interests or property for which compensation may be paid in connection with the Substantial Appropriation.

                     (iii) The Restoration Funds or Appropriation Awards, as applicable, shall be allocated and paid as follows:

                            (A) First, Micron shall receive Property Insurance
Proceeds or Appropriation Awards, as applicable, in an amount equal to the "Prepayment Amount/Balance" designated in the then current Lease Payment Schedule (taking into account any adjustments thereto to such date) for the first Applicable Lease Prepayment Date occurring after (x) the date of the Substantial Casualty (in event of Substantial Casualty) and (y) the Appropriation Effective Date (in event of Substantial Appropriation)); and

                            (B) Second, subject to the proviso of Section
10.3(a), Photronics shall receive any remaining Property Insurance Proceeds or Appropriation Awards, as applicable.

               (c) In the event either Party elects to terminate in the event of a Substantial Casualty or Substantial Appropriation, provided that the requirements of Section 10.3(a) and 10.3(b) shall have been satisfied, and (as provided in Section 5.3(c)) the Qual Period End Date shall have occurred, then, upon thirty (30) days' prior written notice of its request to have fee title to the Premises conveyed, Micron shall deliver the Special Warranty Deed to Photronics and the Parties shall otherwise enter into the Closing Documents as contemplated under Section 4.3(a).

        Section 10.4    No Micron Liability for Casualty or Appropriation.
        ------------           -------------------------------------------

               Photronics shall have no claim against Micron for any damage or loss suffered by Photronics by reason of any Casualty or Appropriation. Photronics hereby waives the provisions of any statute, law or judicial decision now or hereafter in effect contrary to the obligations of Photronics under this
Article X or which relieve Photronics therefrom.

                                  ARTICLE XI.
                            ASSIGNMENT AND SUBLETTING

        Section 11.1    Micron's Rights
        ------------    ---------------

               (a) [****]. In no event shall Photronics hypothecate, encumber or grant any security interest in the leasehold estate in the Premises created by this Lease. Consent by Micron to one or more assignments of this Lease or to one or more sublettings of the Premises shall not operate to exhaust Micron's rights under this Section 11.1. The voluntary or other surrender of this Lease by Photronics or a mutual cancellation hereof shall not work a merger, and shall, at the option of Micron, terminate all or any existing subleases or subtenancies or shall operate as an assignment to Micron of such subleases or subtenancies.



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               (b) In the event that this Lease is assigned to any person or entity pursuant to the provisions of the Code, all consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Micron, shall be and remain the exclusive property of Micron and shall not constitute property of Photronics or of the estate of Photronics within the meaning of the Code. Any consideration constituting Micron's property pursuant to the immediately preceding sentence not paid or delivered to Micron shall be held in trust for the benefit of Micron and shall be promptly paid or delivered to Micron.

                     (i) Notwithstanding anything to the contrary contained in this Section 11.1, provided [****], Photronics shall comply and shall make the assignee comply with all of the following as are applicable:

                            (A) The use of the Premises shall continue to be the
Permitted Use.

                            (B) The assignee shall assume or otherwise confirm
that Photronics and such assignee remain liable for the obligations of Photronics by means of a written agreement in form and substance reasonably satisfactory to Micron.

                            (C) Photronics shall not be released from any of the
obligations of the tenant hereunder, whether accruing prior to or subsequent to the effective date of such transfer.

                            (D) At least thirty (30) days prior to the effective
date of [****], Photronics shall notify Micron in writing of the effective date of the transaction, the name of the entity acquiring the controlling interest in Photronics or with whom Photronics is being merged, the facts which bring such transaction within the scope of this subsection and any change in the address for notices to tenant pursuant to this Lease. Such notice shall be accompanied by any executed agreement required pursuant to clause (B) above. Notwithstanding the foregoing, if a Permitted Photronics Change in Control is in connection with an unsolicited tender offer or proxy contest, then Photronics will provide notice to Micron of such proposed Change in Control as promptly as practicable but in no event more than two (2) Business Days following the commencement of such tender offer or the notice to Photronics of such proxy contest.

        Section 11.2    No Release of Photronics
        ------------    ------------------------

               No sublease, assignment or other transfer, even with the consent of Micron, shall relieve Photronics of its obligation to pay the rent and to perform all of the other obligations to be performed by Photronics hereunder. The acceptance of rent by Micron from any other person shall not be deemed to be a waiver by Micron of any provision of this Lease or to be a consent to any assignment, sublease or transfer. The foregoing restrictions shall be binding upon any assignee or subtenant to which Micron has consented. Any sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article XI shall be void. If any assignee defaults in any performance due hereunder, Micron may proceed directly against Photronics without exhausting its remedies against such assignee.



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                                  ARTICLE XII.
                                    RESERVED

                                 ARTICLE XIII.
                                UTILITY SERVICES

        Section 13.1    Utility Charges
        ------------    ---------------

               Photronics shall contract for and pay, directly to the purveyors of such services, all charges, surcharges, taxes and other fees for gas, water, sanitary and storm sewer, electricity, telephone and other utility services furnished to the Premises subsequent to the Lease Commencement Date and all fees for installation of any facilities to supply such services or for connection by Photronics to any facilities of the purveyors of such services. Notwithstanding the foregoing, it is understood and agreed that installation and connection fees consistent with the Existing Mask Shop may be paid by Micron as a part of Development Costs. Moreover, billing for utility services to the Premises shall initially be to Micron (with the service bills included in Development Costs) and Photronics shall be required to change such billings to Photronics. Photronics shall effect such change on the Lease Commencement Date or as soon thereafter as possible. Pending such changeover, service billings shall remain in Development Costs or if not included therein constitute additional rent hereunder payable within thirty (30) days of invoice from Micron; upon affecting such changeover, Photronics shall pay such service billings directly to the service purveyors. If any such charges are not paid when due Micron may, but shall not be obligated to, pay the same, and any amount so paid by Micron shall become due to Micron from Photronics as additional rent upon presentation by Micron of an invoice therefor.

        Section 13.2    Interruption of Service
        ------------           -----------------------

               Micron shall not be liable for damages or otherwise for any failure or interruption of any utility service being furnished to the Premises and no such failure or interruption shall entitle Photronics to terminate this Lease or to an abatement of rent hereunder.

ARTICLE XIV.
                              DEFAULTS AND REMEDIES

        Section 14.1    Defaults
        ------------    --------

               The occurrence of any one or more of the following events shall constitute a "Default" by Photronics:

               (a) The failure by Photronics to make any payment of Base Rent, additional rent, or other payment required to be made by Photronics hereunder, as and when due, where such failure shall continue for a period of ten (10) days after the due date.

               (b) The failure by Photronics to observe or perform any of the express covenants or provisions of this Lease to be observed or performed by Photronics, other than as specified in this Section 14.1, where such failure shall continue for a period of thirty (30) days



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after written notice thereof from Micron to Photronics; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Applicable Laws; and provided further, that if the nature of Photronics' default is such that more than thirty (30) days are reasonably required for its cure, then Photronics shall not be deemed to be in default if Photronics shall commence such cure promptly upon notice from Micron and thereafter diligently prosecute such cure to completion within ninety (90) days after such written notice.

               (c) (i) The making by Photronics of any general assignment for the benefit of creditors; (ii) the filing by or against Photronics of a petition to have Photronics adjudged a "Debtor" or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Photronics, the same is dismissed within sixty (60)
days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Photronics' assets located at the Premises or of Photronics' interest in this Lease, where possession is not restored to Photronics within sixty (60) days; (iv) the attachment, execution or other judicial seizure of substantially all of Photronics' assets located at the Premises or of Photronics' interest in this Lease, where such seizure is not discharged within sixty (60) days; or (v) Photronics' convening of a meeting of substantially all of its creditors for the purpose of effecting a moratorium upon or composition of its debts.

               (d) The failure by Photronics to comply with the requirements of
Section 16.3, Section 17.1 or Section 17.12 hereof.

               (e) [****].

               (f) [****].

               (g) [****].

               (h) [****].

        Section 14.2    Remedies
        ------------    --------

               (a) In the event of any Default by Photronics, in addition to any other remedies available to Micron at law or in equity, including such remedies as provided by Applicable Laws, Micron may terminate this Lease and Photronics shall immediately surrender possession of the Premises to Micron. In the event of such termination of this Lease:

                     (i) Micron shall be entitled to recover from Photronics all amounts which Micron is entitled to recover pursuant to Applicable Laws, including, but not limited to any amount reasonably necessary to compensate Micron for all the detriment proximately caused by Photronics' failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including reasonable brokerage commissions and any necessary repair, renovation and alteration of the Premises, reasonable attorneys' fees, and any other reasonable costs; and



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                     (ii) Micron shall, upon the first day of the calendar
quarter following Micron's notice to Photronics of its election to terminate this Lease following such Default, pay to Photronics the following amounts:
[****]. In the event of such election, Photronics shall, at least two (2) Business Days' prior to the effective date of such termination purge all Photronics' customer information from all systems, files and equipment located upon the Building and Micron agrees to promptly turn over to Photronics and not thereafter use any such customer information it may subsequently find. Photronics indemnity under this Lease shall extend to any such customer claims resulting from Photronics failure to so purge this information and such indemnity shall survive the termination of this Lease without any limitation. In the event of Micron's election of the remedy set forth in this Section 14.2(a)(ii) and Photronics compliance with its obligation under this Section 14.2(a)(ii), Micron shall, upon consummation of the transfers contemplated herein (including any applicable bills of sale, lease assignments, etc.) in form and substance satisfactory to Micron, waive its claim for recovery of any unamortized Base Rent payable under this Lease from and after the effective date of Lease termination.

               (b) In any action for unlawful detainer commenced by Micron against Photronics by reason of any Default hereunder, the reasonable rental value of the Premises for the period of the unlawful detainer shall be deemed to be the amount of Base Rent and additional rent reserved in this Lease for such period, unless Micron or Photronics shall prove to the contrary by competent evidence.

               (c) The rights and remedies reserved to Micron herein, including those not specifically described, shall be cumulative, and except as provided by Idaho statutory law in effect at the time, Micron may pursue any or all of such rights and remedies, at the same time or otherwise.

               (d) No delay in exercising or omission to exercise by Micron of any right or remedy shall be or be construed as a waiver of such right or remedy or of any Default by Photronics hereunder. The acceptance by Micron of any rent hereunder shall not be a waiver of any preceding breach or Default by Photronics of any provision hereof, other than the failure of Photronics to pay the particular rent accepted, regardless of Micron's knowledge of such preceding breach or Default at the time of acceptance of such rent, or a waiver of Micron's right to exercise any remedy available to Micron by virtue of such breach or Default. The acceptance of any payment from a debtor in possession, a trustee, a receiver or any other person acting on behalf of Photronics or Photronics' estate shall not waive or cure a Default under Section 14.1(c). The term "rent" as used in Sections 14.1 and 14.2 shall include the Base Rent, additional rent and all other sums required to be paid by Photronics pursuant to this Lease.

        Section 14.3    Determination of Rent
        ------------    ---------------------

               For the purposes of this Article XIV, the rent due for any calendar quarter after re-entry by Micron shall be determined in the manner provided in Section 14.2(b).



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        Section 14.4    Default by Micron
        ------------    -----------------

               Micron shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after written notice by Photronics to Micron specifying wherein Micron has failed to perform such obligation. Provided, however, that if the nature of Micron's obligation is such that more than thirty (30) days are required for its performance then Micron shall not be deemed to be in default if it shall commence such performance promptly upon notice from Photronics and thereafter diligently prosecute the same to completion. Photronics' remedies for Micron's default shall be limited to suit or action and shall not extend to withholding or offsetting rent or withholding of any performance to be undertaken by or on behalf of Photronics hereunder or under any other Transaction Document.

        Section 14.5    Expense of Litigation
        ------------    ---------------------

               If either Party incurs any expense, including reasonable attorneys' fees, in connection with any action or proceeding instituted by either Party by reason of any default or alleged default of the other Party hereunder or for a declaration of the rights and obligations of the Parties hereunder, the Party prevailing in such action or proceeding shall be entitled to recover its reasonable expenses from the other Party. For the purposes of determining what expenses and fees are reasonable, the court shall look to the nature of the proceeding and the issues and scope of the proceeding, and shall not be bound by any court schedule or guideline which purports to establish the amount of expenses or fees to be awarded based upon the nature of the proceeding, the size of the award or similar standards.

        Section 14.6    Holding Over
        ------------    ------------

               Neither Photronics nor anyone claiming under Photronics shall have any right to remain in possession of the Premises or any part thereof after any termination of this Lease. Micron shall have all rights and remedies, including of re-entry, as provided hereunder or under Applicable Law.

        Section 14.7    Micron's Rights
        ------------    ---------------

               All covenants and agreements to be performed by Photronics under this Lease shall be performed by Photronics at Photronics' sole cost and expense and without any abatement of rent. If Photronics fails to pay any sum of money, other than rent, required to be paid by it or fails to perform any other act on its part to be performed, and such failure continues beyond the grace period, if any, set forth in the Article providing for such obligation, then in addition to any other remedies provided herein Micron may, but shall not be obligated to do so, without waiving or releasing Photronics from any obligations of Photronics, make any such payment or perform any such other act on Photronics' part. Micron's election to make any such payment or perform any such act on Photronics' part shall not give rise to any responsibility of Micron to continue making the same or similar payments or performing the same or similar acts. Photronics shall, within ten (10) days after written demand therefor by Micron, reimburse Micron for all sums so paid by Micron and all necessary incidental costs, together with interest



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thereon at the rate determined under Section 17.5, accruing from the date of such payment by Micron and the late performance charge provided therein; and Micron shall have the same rights and remedies in the event of failure by Photronics to pay such amounts as Micron would have in the event of a default by Photronics in payment of rent.

        Section 14.8    Third-Party Litigation
        ------------    ----------------------

               Should Micron, without fault on the part of Micron, be made a party to any litigation instituted by Photronics or by any third-party against Photronics or by or against any person holding under or using the Premises under license from Photronics, or for the foreclosure of any lien for labor or material furnished to or for Photronics or any such other person or arising out of any act or transaction of Photronics or of any such other person, Photronics shall save and hold Micron harmless from any judgment rendered against Micron or the Premises, and all costs and expenses, including reasonable attorneys' fees, incurred by Micron in or in connection with such litigation.

                                  ARTICLE XV.
                               HAZARDOUS MATERIALS

               Without limiting the provisions of Sections 7.1 and 7.2 of this Lease and except as otherwise provided in this Article XV with respect to Photronics, Photronics covenants and agrees that Photronics, its employees, agents, contractors and other third parties entering upon the Premises at the request or invitation of Photronics shall not bring into, maintain upon, generate, use, store, dispose of or release or discharge in or about the Premises any hazardous materials in violation of Applicable Laws. Photronics shall be permitted to bring onto, maintain upon and use substances typically found or used in general office and administrative applications and the operations of the Premises for the Permitted Use so long as (i) such substances and any equipment which generates such substances are maintained only in such quantities as are reasonably necessary or appropriate for Photronics' operations in the Premises, (ii) such substances are used and stored strictly in accordance with the manufacturers' instructions therefor and the highest standards prevailing in the industry for such substances, (iii) such substances are not disposed of in or about the Premises and (iv) all such substances and any equipment which generates such substances are removed from the Premises by Photronics upon any termination of this Lease. Any use, storage, generation or management by Photronics of hazardous materials in or about the Premises as is permitted pursuant to this paragraph shall be carried out in compliance with all Applicable Laws.

               Except with the prior written consent of Micron, which consent shall not be unreasonably withheld or delayed, or as required by Micron to retain Qualification, Photronics shall not change or expand the Premises or its occupancy, use, or activities thereon in any manner that would subject Micron or Photronics to new or heightened standards or obligations under any Environmental Law, including, without limitation, modifying, changing, or expanding equipment; methods of operation; the type of quantity of any input, throughput, or output (including emissions or effluent); or hours of operation. In the event that any such change proposed by Photronics is reasonably anticipated to require new or modified permits or licenses



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for or relating to the Premises, then Photronics shall be solely responsible for obtaining same at its sole cost and expense subject to Micron's consent which shall not be unreasonably withheld or delayed so long as such proposed change for which the new or modified license or permit is requested shall not create any potential liability for the Premises not anticipated in connection with the operation of the Premises for the Permitted Use. No such proposed change by Photronics shall be made until Photronics obtains such new or modified license or permit. Micron shall cooperate as reasonably requested by Photronics (and at Photronics' sole cost and expense) to obtain such new or modified permits or licenses to which Micron has consented. Without limitation of the foregoing restriction and any other requirements of this Article XV, Photronics shall, within ten (10) Business Days after Photronics' receipt of Micron's written request therefor, advise Micron in writing of any hazardous materials then maintained by Photronics in the Premises, the use of each such hazardous material and the approximate quantity of each such hazardous material so maintained by Photronics, together with written certification by Photronics stating, in substance, that neither Photronics nor any person for whom Photronics is responsible has released or discharged any hazardous materials in or about the Premises. Additionally, if the Land is contiguous or adjacent to other land owned or leased by Micron or any Affiliate of Micron within the meaning of any applicable Environmental Law, from time to time throughout the lease term upon written request from Micron, Photronics shall provide Micron with real time access to Photronics computer systems and records relating to Photronics' chemical inventory and accounting systems relating to the Permitted Use at the Land and the Premises and copies of any and all information necessary for Micron's compliance with any and all federal permitting, record keeping, reporting or other obligations under any Applicable Laws. For example, and without limitation of the foregoing, Micron shall have the right to access the internal chemical management system for air-permitting and Emergency Planning Community Right to Know Act toxic release reporting purposes.

               Photronics shall not Release or permit the Release of any hazardous materials in, over, on, under, through, from, or about the Premises in violation of any Applicable Laws.

               In the event that Photronics proposes to conduct any use or to operate any equipment which will or may utilize or generate a hazardous material other than as specified in the first paragraph of this Article XV, Photronics shall first in writing submit such use or equipment to Micron for approval. No approval by Micron shall relieve Photronics of any obligation of Photronics pursuant to this Article XV, including the removal, clean-up and indemnification obligations imposed upon Photronics by this Article XV. Photronics shall, immediately upon receipt thereof, furnish to Micron copies of all notices or other communications received by Photronics with respect to any actual or alleged release or discharge of any hazardous material in or about the Premises and shall, immediately upon obtaining knowledge thereof, whether or not Photronics receives any such notice or communication, notify Micron in writing of any discharge or release of hazardous material by Photronics or anyone for whom Photronics is responsible in or about the Premises. In the event that Photronics is required to maintain any hazardous materials license or permit in connection with any use conducted by Photronics or any equipment operated by Photronics in the Premises, copies of each such license or permit, each renewal or revocation thereof and any communication relating to suspension, renewal or revocation thereof, shall be furnished to Micron within five (5) Business Days after



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receipt thereof by Photronics but in no event later than five (5) Business Days prior to the date any adverse action could be taken with respect to Micron or the Premises pursuant to such notice. Compliance by Photronics with the two immediately preceding sentences shall not relieve Photronics of any other obligation of Photronics pursuant to this Article XV.

               Upon any violation of the foregoing covenants, Photronics shall be obligated, at Photronics' sole cost, to clean-up and remove from the Premises all hazardous materials introduced into the Premises by Photronics or any Photronics' Party. Such clean-up and removal shall include all testing and investigation required by any governmental authorities having jurisdiction and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction or that Micron may require in its reasonable discretion. All such clean-up and removal activities of Photronics shall, in each instance, be conducted to the satisfaction of Micron and to the satisfaction of all governmental authorities having jurisdiction. Micron's right of access pursuant to Section 17.2 shall include the right to enter, inspect and test the Premises for compliance with Photronics' covenants in this Article XV, provided that such right is reasonably exercised and the exercise of such right does not unreasonably interfere with Photronics' use and occupancy of the Premises. If any governmental authority or lender to Micron shall require testing for hazardous materials in the Premises, and it is determined as the result of such testing that hazardous materials have been disposed of, released or discharged in or about the Premises, then Photronics shall reimburse Micron for all reasonable costs of such testing as additional rent hereunder in addition to Photronics' remediation obligations hereunder or pursuant to Environmental Laws or any other Applicable Law and this Lease.

               Photronics shall indemnify, defend and hold harmless Micron, its shareholders, officers, employees, agents and lenders from and against any and all claims, liabilities, losses, actions, costs and expenses (including reasonable attorneys' fees and costs of defense) incurred by such indemnified persons, or any of them, as the result of (A) the introduction into or about the Premises by Photronics, its employees, subtenants, licensees, contractors, agents, invitees or trespassers (each, a "Photronics' Party" and, collectively, the "Photronics' Parties") of any hazardous materials, (B) the usage, storage, maintenance, generation, production or disposal by Photronics or any Photronics' Party of hazardous materials in or about the Premises, (C) the discharge or release in or about the Premises by Photronics or any Photronics' Party of any hazardous materials, (D) any injury to or death of persons or damage to or destruction of property resulting from the use, introduction, maintenance, storage, generation, disposal, disposition, release or discharge by Photronics or any Photronics' Party of hazardous materials in or about the Premises, and
(E) any failure of Photronics or any Photronics' Party to observe the foregoing covenants of this Article XV. Payment shall not be a condition precedent to enforcement of the foregoing indemnification provision.

               In the event the Land was owned by Micron or an Affiliate as of the date of this Lease, Micron shall indemnify, defend and hold harmless Photronics, its shareholders, officers, employees, agents and lenders from and against any and all claims, liabilities, losses, actions, costs and expenses (including reasonable attorneys' fees and costs of defense incurred by such indemnified parties, or any of them as a result of (A) the introduction into or about the Premises



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by Micron, its employees, licensees, contractors, agents, invitees or trespassers, in each instance other than Photronics or any Photronics' Parties (each a "Micron Party" and, collectively, the "Micron Parties") of any hazardous materials, (B) the usage, storage, maintenance, generation, production or disposal by Micron or any Micron Party of hazardous materials in or about the Premises, (C) the discharge or release in or about the Premises by Micron or any Micron Party of any hazardous material and (D) any injury to or death of persons or damage to or destruction of property resulting from the use, introduction, maintenance, storage, generation, disposal, disposition, release or discharge by Micron or any Micron Party of hazardous materials in or about the Premises prior to the date of execution of this Lease.

               If the Land is being acquired by Micron in connection with entering into this Lease (and is not as of the date of this Lease already owned by Micron or an affiliate thereof), then, no later than thirty (30) days following Micron's acquisition of the Land (but in any event prior to ground breaking), Micron shall cause to be undertaken a baseline environmental site assessment of the Land in scope (and with a written report to be produced) reasonably acceptable to the Parties and the cost therefor shall be a Development Cost. In the event the Land is property already owned by Micron, Micron shall provide Photronics with copies of existing environmental site assessment reports it has in its actual possession.

               Upon prior written request by Photronics, or otherwise at Micron's election, within thirty (30) days after any termination of this Lease Micron shall at Photronics' sole cost and expense retain a hazardous materials consultant (to be reasonably approved by Photronics) to conduct a survey or audit of the Premises to determine whether or not hazardous materials introduced by Photronics or any Photronics' Party are present in or about the Premises. Photronics shall cooperate fully with Micron and such consultant in the conduct of any such survey or audit. If such survey or audit reveals the presence of hazardous materials brought into or upon the Premises by Photronics in violation of the provisions of this Article XV, Photronics shall pay for the cost of such audit. Such payment shall be made by Photronics to Micron, as additional rent, within thirty (30) days after Photronics' receipt of Micron's invoice therefor. Otherwise, the cost of such survey or audit shall be borne by Micron. If the audit or survey discloses the presence of hazardous materials introduced by Photronics or any Photronics' Party, the provisions of this Article XV pertaining to Photronics' remediation obligations and Micron's remedies for violations of Photronics' covenants hereunder shall apply to such hazardous materials and Photronics' obligations with respect thereto.

               Upon any violation of the foregoing covenants, Micron shall be entitled to exercise all remedies available to a landlord against a defaulting tenant, including but not limited to those set forth in Article XIV. Without limiting the generality of the foregoing, Photronics expressly agrees that upon any such violation Micron may, at its option, (A) after notice and failure to cure pursuant to Section 14.1, terminate this Lease or (B) continue this Lease in effect until compliance by Photronics with its clean-up and removal covenant notwithstanding any earlier expiration date of the term of this Lease. No action by Micron hereunder shall impair the obligations of Photronics pursuant to this
Article XV.



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



               Photronics acknowledges that incorporation of any material containing asbestos in any Building is absolutely prohibited. Photronics agrees that it shall not knowingly incorporate or permit or suffer to be incorporated any material containing asbestos into any Building. Photronics shall not be in breach of the foregoing covenant by virtue of any asbestos placed or caused to be placed in any Building by Micron, whether pursuant to the performance of Micron's obligations hereunder or otherwise.

               The covenants contained in this Article XV shall survive the expiration or any earlier termination of this Lease.

                                  ARTICLE XVI.
                           IMPROVEMENT OF THE PREMISES

        Section 16.1    Timeline; Commitment for Equipment Financing;
        ------------    ---------------------------------------------
Coordination
------------

               (a) [****]. The Parties hereby agree to the milestone and completion dates set forth on Exhibit "E" hereto (the "Timeline") as the agreed upon outside dates for performance to achieve Qualification of the Premises. The Timeline shall not be altered, modified or waived in any respect other than by written amendment to this Lease substituting a mutually agreed upon revised Timeline. Micron and Photronics acknowledge and agree that portions of Photronics' Work within the Building may proceed concurrently with portions of Micron's Work so long as same does not interfere with or delay the substantial completion of Micron's Work.

               (b) Micron and Photronics agree that Micron and Photronics, and their respective representatives and contractors, shall cooperatively schedule and coordinate the performance of Micron's Work and Photronics' Work on the Premises to facilitate completion of the Premises in accordance with the Timeline and to avoid interference by either Party's contractor, agents or employees with the other in the performance of their respective work on the Premises.

        Section 16.2    Micron's Work
        ------------    -------------

               (a) Micron shall use commercially reasonable efforts in prosecuting Micron's Work in accordance with the Timeline. Micron shall perform the following work ("Micron's Work") with respect to the Premises:

                     (i) [****].

                     (ii) [****].

               [****].

               (b) Micron's Work shall be performed pursuant to such working drawings, plans and specifications as Micron shall determine are necessary and appropriate to construct a mask shop operation which functionally is substantially similar to the original construction of the



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



Existing Mask Shop. In this regard, all architects, engineers, contractors (including the general contractor), subcontractors, materialmen, consultants, and any other service or goods providers in connection with Micron's Work shall be selected by Micron in its sole discretion. Micron shall be responsible for obtaining all governmental permits and approvals required with respect to Micron's Work but Photronics shall cooperate therein as reasonably requested by Micron. Micron shall use the same standard of care in selection of such service providers and preparation of the plans, specifications and other relevant working drawings as Micron undertook in connection with the construction of the Existing Mask Shop. [****]. The Parties agree that any contract, agreement, arrangement or understanding entered into by Micron with any Affiliate for the provision of any Micron Work, shall be on an arms-length basis; notwithstanding the foregoing, however, reimbursement of employee time (e.g., wages and benefits) and costs incurred and to be included in Development Costs shall be based on the actual costs and expenses incurred by Micron.

               (c) Provided Photronics timely acts as herein provided, Photronics shall have certain approval rights, not to be unreasonably withheld, conditioned or delayed, with respect to (i) the plans and specifications and drawings for the Core and Shell Work and Related Work, (ii) site work to be undertaken upon the Land, (iii) title encumbrances and defects affecting title to the Land, the location of the Land within Boise, Idaho, and availability of reasonably adequate water rights to the Land if the Land is not owned by Micron or any Affiliate as of the date of this Lease or the availability of city water if the Land is owned by Micron or an Affiliate as of the date of this Lease,
(iv) the square footage of the Land parcel, (v) the selection of the Land parcel solely to the extent that the parcel designated by Micron either (1) poses environmental risk, liability or hazards (as evidenced in a baseline environmental report of the Land if the parcel is not currently owned by Micron or an Affiliate or in any existing environmental reports of the Land if the parcel is owned as of the date of this Lease by Micron or an Affiliate) or (2) cannot be used for the Permitted Use under applicable zoning laws, (vi) location of the Building upon the Land, and (vii) any Permitted Development Easements. [****].

               (d) Within five (5) days of the date of Substantial Completion for Photronics' Installation, but in any event upon not less than two (2) Business Days' prior written notice to Photronics, Micron's and Photronics' designated representatives shall conduct a walk-through of the Premises and compile a so-called punch list of Micron's Work items included within the Core and Shell Work and Related Work to be completed for Substantial Completion of Photronics' Installation to be completed, corrected, removed or replaced. Micron shall cause its contractor to complete, correct or remove and replace all such punch-list items as promptly as practicable following the compilation and initialing of the punch-list. By commencing its on-site Photronics' Work, Photronics shall be deemed to have agreed that Micron fully completed and satisfactorily performed Micron's Work to be performed for Substantial Completion for Photronics' Installations.

               (e) Within five (5) days of the date of Substantial Completion for Rent Commencement, but in any event upon not less than two (2) Business Days' prior written notice to Photronics, Micron's and Photronics' designated representatives shall conduct another walk-through of the Premises and compile a second punch-list of Micron's Work items included



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



within the Core and Shell Work and Related Work to be completed for Substantial Completion for Rent Commencement to be completed, corrected, removed or replaced. Micron shall cause its contractor to complete, correct or remove and replace all such punch-list items (unless the need therefore resulted from the acts of Photronics or any Photronics' Parties) as promptly as possible following the compilation and initialing of the punch-list. By commencing operations upon the Premises (which shall be deemed to have occurred upon Qualification of the Mask Shop Equipment), Photronics shall be deemed to have agreed that Micron fully completed and satisfactorily performed all of Micron's Work.

        Section 16.3    Photronics' Work
        ------------    ----------------

               (a) Photronics shall commence and diligently prosecute Photronics' Work in accordance with the Timeline. [****].

               (b) [****]. The Mask Shop Equipment and all other non-leasehold improvements to the Premises made by or on behalf of Photronics are herein referred to as the "Photronics' Improvements".

               (c) Within sixty (60) days following execution of this Lease, and in any event prior to and as a condition to Photronics' commencement of any on-site Photronics' Work, the Parties (and, if applicable, the Company) shall enter into a Photronics' Work Support Agreement (herein so called) pursuant to which Micron (and, if applicable, the Company), for a fee to be paid by Photronics, shall oversee, and advise with respect to, the installation of the Mask Shop Equipment. Costs and fees charged by Micron under the Photronics' Work Support Agreement shall be commercially reasonable. Upon execution, such Photronics' Work Support Agreement shall constitute an additional Transaction Document.

        Section 16.4    Warranties and Guaranties
        ------------    -------------------------

               (a) Micron shall, as a part of the construction contract for Micron's Work, use commercially reasonable efforts to obtain [****] warranty as to materials (or as otherwise warranted by the manufacturer) and labor from Micron's general contractor. Micron shall also use commercially reasonable efforts to obtain such warranties and guaranties as shall be customary from all subcontractors, materialmen and equipment suppliers involved in the performance of Micron's Work. Upon the expiration of the period set forth in Section 8.1(b), Micron shall assign to Photronics Micron's rights under all such warranties and guaranties to the extent both permitted thereunder and may be assigned without cost to Micron. Such assignment shall be without recourse to Micron.

               (b) Photronics shall obtain warranties for all Mask Shop Equipment in accordance with standard industry practice. Photronics shall use commercially reasonable efforts to have such warranties assignable to Micron.



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Securities and Exchange Commission.

                                  ARTICLE XVII.
                                  MISCELLANEOUS

        Section 17.1    Offset Statement
        ------------    ----------------

               (a) Within twenty (20) days following a request in writing by Micron, Photronics shall execute and deliver to Micron a statement in writing
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the monthly Base Rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Photronics' knowledge, any uncured defaults on Micron's part hereunder, or specifying such defaults if any are claimed and
(iii) acknowledging (if true) the accuracy of such other facts as are reasonably included in such statement and relate to this Lease. Any such statement may be relied upon by any prospective purchaser, transferee or encumbrancer of the Premises, this Lease or any interest herein.

               (b) Failure of Photronics to deliver such statement within such time shall be conclusive upon Photronics (i) that this Lease is in full force and effect, without modification, except as may be represented by Micron, (ii) that there are no uncured defaults in Micron's performance, (iii) that no more than one quarter's Base Rent has been paid in advance and (iv) that any other statements of fact included by Micron in the statement and relating to this Lease are correct.

               (c) Notwithstanding anything to the contrary in Article XIV, any failure of Photronics to execute and deliver an estoppel certificate within the time period herein specified shall be a Default hereunder if not cured within five (5) days after Micron's written notice to Photronics.

        Section 17.2    Micron's Right of Access
        ------------    ------------------------

               (a) Micron and its agents shall have free access to the Premises and all leasehold improvements thereon during all reasonable business hours, and at any time during an emergency, for the purpose of examining the same to ascertain if they are in good repair, making reasonable repairs or installations which Micron may be required or permitted to make hereunder, posting notices which Micron may deem necessary for its protection and exhibiting the same to prospective purchasers or tenants (at any time after Micron shall have the right to terminate this Lease) and to access Photronics' books and records as it shall have the right to review pursuant to the Transaction Documents; provided, that Micron's access shall not, under the circumstances, unreasonably interfere with Photronics' use and enjoyment of the Premises. Any entry by Micron pursuant to this Section 17.2 shall be without rebate of rent to Photronics. After the Qual Period End Date, the aforesaid entry, except in the case of emergency, shall be upon reasonable advance notice.

               (b) Nothing contained herein shall constitute an actual or constructive eviction or relieve Photronics of any obligation with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government or



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



other authority. Nothing contained herein shall impose upon Micron any obligation to Photronics except as specifically provided in this Lease.

        Section 17.3    Transfer of Micron's Interest
        ------------    -----------------------------

               In the event of any transfer or transfers of Micron's interest in the Premises other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Micron accruing from and after the date of such transfer, provided the transferee in writing agrees to assume such obligations accruing from and after the effective date of the transfer; provided, however, in the event that the effective date of any such transfer is prior to the date of Substantial Completion for Rent Commencement, Micron shall not be relieved of its obligation for completion of Micron's Work (which obligation Micron can have fulfilled in any commercially reasonable manner Micron elects), inclusive of Micron's warranty obligations under Section 8.1(b). No holder of a mortgage or deed of trust to which this Lease is or may be subordinate, and no landlord under a so-called sale leaseback, shall be responsible in connection with any security deposited, or in connection with any other funds paid by Photronics hereunder, unless such mortgagee, holder of a deed of trust or landlord shall actually receive such funds. The covenants contained in this Lease on the part of Micron shall, subject to the foregoing, be binding on Micron, its successors and assigns, only in respect of their respective periods of ownership of the landlord's interest in this Lease.

        Section 17.4    Separability
        ------------    ------------

               If any provision in this Lease will be found or be held to be invalid or unenforceable, then the meaning of said provision will be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it will be severed from the remainder of this Lease which will remain in full force and effect unless the severed provision is essential and material to the rights or benefits received by any Party. In such event, the Parties will use their respective best efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly affects the Parties' intent in entering into this Lease.

        Section 17.5    Interest on Past Due Obligations
        ------------    --------------------------------

               (a) Any amount due by Photronics hereunder that is not paid within five (5) days after the date due shall bear interest at the Default Rate, accruing from the date due until the same is fully paid. Payment of such interest shall not excuse or cure any default by Photronics pursuant to this Lease. The Default Rate shall remain in effect after the occurrence of any breach or default hereunder by Photronics to and until payment of the entire amount due.

               (b) PHOTRONICS ACKNOWLEDGES THAT THE LATE PAYMENT BY PHOTRONICS TO MICRON OF RENT AND OTHER SUMS DUE HEREUNDER AND THE FAILURE TO DELIVER CERTAIN ITEMS REQUIRED TO BE DELIVERED HEREUNDER WILL CAUSE MICRON TO INCUR COSTS NOT CONTEMPLATED BY THIS LEASE, THE EXACT AMOUNT OF WHICH WILL BE EXTREMELY DIFFICULT TO ASCERTAIN. SUCH COSTS MAY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATIVE,



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



PROCESSING AND ACCOUNTING CHARGES, AND LATE CHARGES WHICH MAY BE IMPOSED ON MICRON BY THE TERMS OF ANY ENCUMBRANCE COVERING THE PREMISES. [****]. THE PARTIES AGREE THAT SUCH LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COST MICRON WILL INCUR BY REASON OF LATE PAYMENT OR LATE DELIVERY BY PHOTRONICS. ACCEPTANCE OF SUCH LATE CHARGE SHALL NOT CONSTITUTE A WAIVER OF PHOTRONICS' DEFAULT WITH RESPECT TO SUCH OVERDUE AMOUNT OR OTHER ITEM, NOR PREVENT MICRON FROM EXERCISING ANY OTHER RIGHTS AND REMEDIES GRANTED HEREUNDER OR BY LAW TO MICRON, INCLUDING, WITHOUT LIMITATION, TERMINATION OF THIS LEASE.

               -----------------------             ------------------------
               Micron's Initials                   Photronics' Initials

        Section 17.6   Time of Essence
        ------------   ---------------

               Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

        Section 17.7   Construction; Interpretation
        ------------   ----------------------------

               (a) Certain Terms. The words "hereof," "herein," "hereto," "hereunder" and similar words refer to this Lease as a whole and not to any particular provision of this Lease. The term "including" is not limited and means "including without limitation."

               (b) Section References; Title and Subtitles. Unless otherwise noted, all references to Sections and Exhibits herein are to Sections and Exhibits of this Lease. The titles, captions and headings of this Lease are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Lease.

               (c) Reference to Persons, Leases, Statutes. Unless otherwise expressly provided herein, (i) references to a person or entity include its successors and permitted assigns, (ii) references to agreements (including this Lease) and other contractual instruments shall be deemed to include all subsequent amendments, restatements and other modifications thereto or supplements thereof and (iii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such statute or regulation.

               (d) Presumptions. No Party, nor its counsel, shall be deemed the drafter of this Lease for purposes of construing the provisions of this Lease, and all provisions of this Lease shall be construed in accordance with their fair meaning, and not strictly for or against any Party.

               (e) The use of the masculine pronoun includes the feminine and neuter genders; the use of the singular form of a pronoun includes the plural and vice-versa.



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



               (f) If there be more than one person or entity indicated as tenant herein, each person or entity subscribing as a tenant shall be jointly and severally liable for all obligations of the tenant hereunder. Except as otherwise expressly provided in this Lease, including, without limitation, pursuant to a Permitted Photronics Change in Control, Photronics may not assign, delegate or otherwise transfer any of its rights or obligations hereunder to any third party, whether by assignment, transfer, Change in Control (as defined in the Company Operating Agreement), or other means, without the prior written consent of Micron. Any attempted assignment in violation of the foregoing shall be null and void. Subject to the foregoing, this Lease shall be binding on and inure to the benefit of the Parties, their heirs, executors, administrators, and successors.

               (g) Any provision of this Lease which provides for the survival thereof (or of any portion thereof) beyond the expiration of the term or any termination of the Lease is hereby also deemed to survive any conveyance of fee title to the Premises.

        Section 17.8   Incorporation of Prior Agreements; Amendments
        ------------   ---------------------------------------------

               This Lease, together with the Transaction Documents and the exhibits and schedules referred to herein and therein, constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and supersede any and all prior oral and written, and all contemporaneous oral, agreements or understandings pertaining thereto. There are no agreements, understandings, restrictions, warranties or representations relating to such subject matter among the Parties other than those set forth herein and in the other documents, exhibits and schedules referred to herein and therein. Each Party acknowledges that the other Party has made no representations, promises or guarantees, either by verbal statement or by its conduct, upon which the acknowledging Party has relied with respect to the subject matter of this Lease except for those that are expressly contained in this Lease or in any exhibit attached hereto. No person, firm or corporation has at any time had any authority from Micron to make any representations on behalf of Micron and Photronics waives any right to rely upon any such representations. No verbal agreement or implied covenant shall be held to vary the provisions hereof, any statute, law or custom to the contrary notwithstanding. This Lease may not be amended without the prior written consent of each Party hereto and shall only be amended by a written lease amendment executed by the Parties. No employee or agent of either Party shall have authority, by letter, memorandum or other written communication, to amend, vary or delete any provision of this Lease.

        Section 17.9   Notices
        ------------   -------

               Unless otherwise provided herein, all notices, requests, instructions or consents required or permitted under this Lease shall be in writing and will be deemed given: (a) when delivered personally; (b) when sent by confirmed facsimile; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) three (3) business days after deposit with an internationally recognized commercial overnight carrier specifying next day delivery, with written verification of receipt. All communications will be sent to the addresses listed on Exhibit "A" of the Company Operating Agreement (or to such



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



other address or facsimile number as may be designated by a Party giving written notice to the other Parties pursuant to this Section 17.9).

        Section 17.10   Brokers
        -------------   -------

               Photronics and Micron each represent and warrant to the other that they have had no dealings with any real estate brokers or agents in connection with the negotiation of this Lease and that no broker or agent retained by them is entitled to a fee or commission in connection with the execution of this Lease. Each Party hereby expressly agrees and covenants to defend, indemnify and hold the other harmless from and against any and all claims, threatened or asserted, by any broker, finder or agent claiming under or through such indemnifying Party in connection with the negotiation and execution of this Lease. Such defense, indemnification and hold harmless obligation shall extend to but not be limited to any and all claims by any broker or leasing agent employed or retained by an indemnifying Party in connection with leasing matters generally. Failure of either Party to fulfill its defense and indemnification obligation under this Section 17.10 shall be deemed a breach of this Lease entitling the other to exercise all remedies available to a landlord against a defaulting tenant or to a tenant against a defaulting landlord, as the case may be, including, but not limited to the remedies provided in Article XIV. Micron and Photronics acknowledge that payment shall not be a condition precedent to recovery upon the foregoing indemnification provision.

        Section 17.11   Waivers
        -------------   -------

               Any provision of this Lease may be waived if, and only if, such waiver is in writing and is duly executed by the Party against whom the waiver is to be enforced. No failure or delay by any Party in exercising any right, power or privilege under this Lease shall operate as a waiver thereof nor shall any single or partial waiver or exercise thereof preclude the enforcement of any other right, power or privilege. No act or thing done by Micron or Micron's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless done in a writing signed by Micron. Photronics' delivery of keys to any employee or agent of Micron shall not operate as a termination of this Lease or a surrender of the Premises unless done pursuant to a written agreement to such effect executed by Micron.

        Section 17.12   Liens
        -------------   -----

               Photronics shall do all things necessary to prevent the filing of any mechanics' or other liens against the Premises or any part thereof by reason of work, labor, services or materials supplied or claimed to have been supplied to Photronics, or anyone holding the Premises, or any part thereof, through or under Photronics. If any such lien shall at any time be filed against the Premises, Photronics shall either cause the same to be discharged of record within twenty (20) days after the date of filing of the same or, subject to Micron's prior written consent thereto, if Photronics determines in good faith that such lien is indefensible by such lien claimant, shall furnish such security as shall be acceptable to Micron in its sole discretion (including as to amount and surety among other considerations) and may be required to prevent any foreclosure proceedings against the Premises or any portion thereof or interest therein during the pendency of such contest. If Photronics shall fail to discharge such lien within such period and fail to furnish such security within such period, then, in addition to any other right or remedy of Micron resulting from the default of Photronics, Micron may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is, or may be, prescribed by law. Photronics shall repay to Micron, on demand, all sums disbursed or deposited by Micron pursuant to the foregoing provisions of this Section 17.12, including Micron's costs, expenses and reasonable attorneys' fees incurred in connection therewith, with interest thereon from the date of such disbursement or deposit to the date of repayment at the Default Rate. Nothing contained herein shall imply any consent or agreement on the part of Micron to subject Micron's estate to liability under any mechanics' or other lien law.

        Section 17.13   Subordination
        -------------   -------------

               This Lease shall, at Micron's option, be subordinate to any mortgage or deed of trust that may exist or hereafter be placed upon the Premises or any part thereof and to any and all advances to be made thereunder and to the interest thereon and to all renewals, replacements and extensions thereof executed with respect to the Premises. If, however, a prospective lender requires that this Lease be subordinated to any such ground lease or encumbrance, this Lease shall automatically be subordinate to such encumbrance; provided, however, that as a condition to the subordination of this Lease to any such prospective lender, Micron shall obtain execution of a subordination, nondisturbance and attornment agreement (an "SNDA") in form and substance reasonably satisfactory to Micron, Photronics and such lender; provided, however, it shall, at a minimum, contain a recognition of Photronics' purchase rights set forth herein with respect to the Premises as well as the prospective mortgagee's covenant to release its mortgage, as applicable, of record upon satisfaction of the conditions in this Lease for conveyance of the Premises to Photronics. Photronics shall, within ten (10) days after request by Micron from time to time execute, acknowledge and deliver an SNDA in favor of any mortgagee of the Premises or any portion thereof or interest therein. Photronics shall upon written request by Micron (a) execute such instruments as may be required at any time and from time to time to evidence the existence of this Lease (e.g. a memorandum of lease) and to subordinate the rights and interest of Photronics under this Lease to the lien of any such mortgage or deed of trust, or if requested by Micron, to subordinate any such mortgage or deed of trust to this Lease, and (b) supply such financial information concerning Photronics as may be reasonably requested by any lender. Subject to Photronics' receipt of the agreements described above, Photronics covenants and agrees that, in the event any proceedings are brought for the foreclosure of any such mortgage or deed of trust, upon a deed in lieu thereof, to attorn, without any deductions or setoffs whatsoever, to the purchaser, lienholder, or any successors thereto upon any such foreclosure sale or deed in lieu thereof, if requested to do so by such purchaser or lienholder, and to recognize such purchaser or lienholder as the landlord under this lease, provided such lienholder or purchaser shall agree to accept this Lease and not disturb Photronics' tenancy so long as Photronics timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed or performed by Photronics. Micron's interest herein may be assigned at any time as security to any lienholder. Photronics waives the provisions of any current or future Applicable Law which may give or purport to give Photronics any right or



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



election to terminate or otherwise adversely affect this Lease and the obligations of Photronics hereunder in the event of any foreclosure sale, foreclosure proceeding or deed in lieu.

        Section 17.14   Force Majeure
        -------------   -------------

               Neither Party shall be deemed in default if its performance or obligations hereunder are delayed or become impossible or impractical due to causes beyond its reasonable control, including acts of God, war, fire, earthquake, and acts of civil or military authority. The time for performance of any such obligation shall be extended for the time period lost by reason of the delay. For the purpose of this Section 17.14:

                     (a) A cause shall be beyond the reasonable control of a Party to this Lease when such cause would affect any person similarly situated (such as a power outage, labor strike or truckers' strike) but shall not be beyond the reasonable control of such Party when peculiar to such Party (such as financial inability or [****].

                     (b) This Section 17.14 shall not apply to any obligation to pay money or delay the Rent Commencement Date.

                     (c) In the event of any occurrence which a Party believes constitutes a cause beyond the reasonable control of such Party and which will delay any performance by such Party hereunder, such Party shall promptly in writing notify the other Party of the occurrence and nature of such cause, the anticipated period of delay and the steps being taken by such Party to mitigate the effects of such delay.

        Section 17.15   Yield Up Premises; Quitclaim
        -------------   ----------------------------

                     (a) At any termination of this Lease, Photronics shall peaceably yield up the Premises and all leasehold improvements thereto to Micron (except as otherwise specifically provided in this Lease), in its original condition, reasonable wear and tear and damage from casualty excepted. Without limiting the generality of the foregoing, upon delivery of the Premises to Micron, the roof of the Building shall be watertight, all mechanical, electrical, plumbing and irrigation systems on the Premises and the Mask Shop Equipment shall be in good operating condition, all landscaping shall be in good condition and the parking lots shall be striped, free of potholes and with good surface conditions.

                     (b) Whenever Micron shall re-enter the Premises as provided in Article XIV, or as otherwise provided in this Lease, any property of Photronics not removed by Photronics within the time periods provided by Section
17.20 shall be considered abandoned and Micron may remove any or all of such items and dispose of the same as it determines in its sole discretion, at Photronics' sole cost and expense. Photronics waives all claims for damages caused by Micron's re-entering and taking possession of the Premises or removing and storing or disposing of the property of Photronics as provided herein, and no such entry shall be considered a forcible entry.



                                       49
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Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the
Securities and Exchange Commission.

        Section 17.16   Survival of Indemnities
        -------------   -----------------------

               The obligations of Photronics under each and every indemnification and hold harmless provision contained in this Lease shall survive the expiration or earlier termination of this Lease (and any conveyance of fee title to the Premises) to and until the last to occur of (a) the last date permitted by law for the bringing of any claim or action with respect to which indemnification may be claimed by Micron against Photronics under such provision or (b) the date on which any claim or action for which indemnification may be claimed under such provision is fully and finally resolved and, if applicable, any compromise thereof or judgment or award thereon is paid in full by Photronics and Micron is reimbursed by Photronics for any amounts paid by Micron in compromise thereof or upon a judgment or award thereon and in defense of such action or claim, including reasonable attorneys' fees incurred. Payment shall not be a condition precedent to recovery upon any indemnification provision contained herein.

        Section 17.17   Security Deposit
        -------------   ----------------

               There shall be no security deposit pursuant to this Lease.

        Section 17.18   No Option
        -------------   ---------

               Submission of this Lease to Photronics shall not be deemed to be an offer or option for Photronics to lease the Premises. Micron shall not be bound hereby until Micron's delivery to Photronics of an executed copy hereof and of all Transaction Documents signed by Micron, already having been signed by Photronics.

        Section 17.19   Micron Liability
        -------------   ----------------

               In the event of an actual or alleged failure, breach or default hereunder by Micron, Photronics' sole and exclusive remedy shall be against Micron's interest in the Premises, and Micron, its directors, officers, employees and any partner of Micron will not be sued, be subject to service of process, or have a judgment obtained against it or them in connection with any alleged breach or default, and no writ of execution will be levied against any other assets of Micron or any assets of any shareholder, officer or partner of Micron. The covenants and agreements of this provision are enforceable by Micron and also by any shareholder, officer or partner of Micron. If Photronics may seek or claim damages against Micron (whether by reason of breach of this Lease or otherwise), Photronics shall not seek, nor shall there be awarded or granted by any court, arbitrator, or other adjudicator, any speculative, consequential, collateral, special, punitive, or indirect damages, whether such breach shall be willful, knowing, intentional, deliberate, or otherwise. The Parties intend that any damages awarded to Photronics shall be limited to actual, direct damages sustained by Photronics. Micron shall not be liable for any loss of profits suffered or claimed to have been suffered by Photronics. In the event of any termination of this Lease by Micron prior to the Rent Commencement Date in breach of this Lease, Micron shall have a good faith duty, at no cost or expense to Micron therefor (through guaranty or other credit enhancement mechanisms or otherwise) to undertake to obtain an assignment to Photronics of the construction contract for Micron's Work if so requested by Photronics. Notwithstanding the restriction in the first sentence of this Section 17.19, if Micron



                                       50
**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

defaults in the completion of Micron's Work, Photronics shall not be restricted to seeking recovery for its damages permitted pursuant to this Lease to Micron's interest in the Premises.

        Section 17.20   Termination
        -------------   -----------

               If this Lease is terminated under any provision hereof, the following shall pertain:

               (a) Photronics shall, within a commercially reasonable period for particular items and types of personal property but no longer than [****] days (at the maximum) after the termination date, remove from the Premises all personal property of Photronics (but specifically excluding all Photronics' Improvements inclusive of the Mask Shop Equipment to be retained by Micron pursuant to Section 14.2(a)(ii)) and Photronics' Signage, and shall surrender the Premises to Micron in the condition required by Section 17.15. For clarification, Photronics must remove personal property as quickly as commercially reasonably possible but shall have up to a maximum [****]for any particular items which cannot commercially reasonably be removed in a shorter time frame. In the event that Micron requires the property to be relocated prior to the expiration of such [****], it shall have the right to de-install the property and relocate it to a storage facility reasonably acceptable to Photronics at Micron's own expense. Storage facility charges shall be at Photronics' expense. Micron shall not be liable for any damage resulting from such relocation and storage. Photronics shall, at Photronics' cost, repair any damage to the Premises caused by such removal. Any items which Photronics is permitted to remove but fails to remove prior to the surrender of the Premises to Micron shall be deemed abandoned by Photronics, and Micron may retain or dispose of the same as Micron sees fit without claim by Photronics thereto or to any proceeds thereof. If Micron elects to remove and dispose of any such items abandoned by Photronics, the cost of such removal and disposal shall be additional rent payable by Photronics to Micron upon demand. Photronics shall pay reasonable warehouse charges through the last day of the calendar month in which the last of the property is removed and any costs charged pursuant to the immediately preceding sentence, each of the Parties shall bear their own costs and fees incurred (including all costs incurred in performing their respective obligations hereunder) through the termination date and from and after the termination date (or expiration date, as applicable) neither Party shall have any further obligations to the other, except for those obligations set forth in this subsection, in any other Section of this Lease which specifically provides that obligations provided for therein survive termination, and in subsection (b) below.

               (b) Notwithstanding the provisions of subsection (a), upon any such termination and upon expiration of the Lease term, the following shall pertain:

                     (i) Photronics agrees to defend, indemnify and hold harmless Micron from and against any and all claims, costs, losses, expenses, damages, actions and causes of action for which Photronics is responsible under this Lease and which accrue on or before the termination date.

                     (ii) Photronics shall remain liable for the cost of all utilities used in or at the Premises through the termination date accrued and unpaid and billed directly to Photronics, whether or not then billed, as of the termination date until full payment thereof by



                                       51
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Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the
Securities and Exchange Commission.

Photronics. Photronics shall obtain directly from the companies providing such services closing statements for all services rendered through the termination date and shall promptly pay the same. If any utility statement with respect to the Premises includes charges for a period partially prior to and partially subsequent to the termination date, such charges shall be prorated as between Micron and Photronics, with Photronics responsible for the portion thereof (based upon a fraction the numerator of which is the number of days of service on such statement through the termination date and the denominator of which is the total number of days of service on such statement) through the termination date and Micron shall be responsible for the balance. The Party receiving any such statement which requires proration hereunder shall promptly pay such statement and the other Party shall, within ten (10) days after receipt of a copy of such statement, remit to the Party paying the statement any amount for which such other Party is responsible hereunder.

                     (iii) Photronics shall remain responsible for any taxes of the type described in Sections 6.1 and 6.3 and assessed against the Premises and the personal property located therein or thereon with a lien date prior to the expiration or termination date, irrespective of the date of the billing therefor, and shall indemnify and hold Micron harmless with respect to any claims for such taxes or resulting from non-payment thereof.

        Section 17.21   Accord and Satisfaction
        -------------   -----------------------

               (a) The receipt, retention, cashing, depositing or endorsement by Micron of any check, draft or other instrument of payment delivered by Photronics or any proposed assignee of or successor to Photronics shall not be deemed to be an acceptance by Micron of any attempted alteration, assignment or notation written on said instrument by the maker thereof.

               (b) No payment by Photronics or receipt by Micron of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest accruing rent, nor shall any endorsement or statement on any check or any letter accompanying any such check or payment be deemed an accord and satisfaction. Micron may accept such check or payment without prejudice to Micron's right to recover the balance of such rent or pursue any other remedy provided for in this Lease or available at law or in equity.

               (c) All amounts payable by either Party hereunder to the other shall be paid in lawful money of the United States to the Party entitled to receive the same at its address referred to in Section 17.9 or at such other address as a Party may designate by notice to the other pursuant to this Article
XVII. All amounts to be paid by Photronics shall be paid without deduction or offset.

        Section 17.22   Counterparts
        -------------   ------------

               This Lease may be executed in counterparts, each of which so executed will be deemed to be an original and such counterparts together will constitute one and the same agreement. Execution and delivery of this Lease by exchange of facsimile copies bearing the facsimile signature of a Party shall constitute a valid and binding execution and delivery of this Lease by such Party.



**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the
Securities and Exchange Commission.                                       52

        Section 17.23   Building Security
        -------------   -----------------

               (a) Photronics acknowledges that the rent payable by Photronics hereunder does not include the cost of guard service or other security measures, and that Micron shall have no obligation whatsoever to provide the same. Photronics assumes all responsibility for the protection of Photronics, its employees, agents and invitees from acts of third parties.

               (b) Photronics shall be entitled, as a Development Cost, to install, maintain and use a commercially reasonable, high quality and reliable security system in the Building. In connection with such security system (the "Security System"), the following shall pertain:

                     (i) The Security System shall be subject to the prior written approval of Micron, not to be unreasonably withheld, conditioned or delayed.

                     (ii) Photronics shall be solely responsible to obtain all governmental approvals and permits required with respect to the Security System. Installation of the Security System shall be in accordance with the plans therefor approved by Micron, not to be unreasonably withheld, conditioned or delayed, and all required governmental approvals and permits.

                     (iii) Photronics shall be solely responsible to maintain, repair and replace the Security System.

        Section 17.24   Publicity
        -------------   ---------

               Each of Micron and Photronics shall consult with the other Party prior to issuing any press release, public statement or other publicity concerning the transactions provided for in this Lease. Neither Micron nor Photronics shall issue any press release, public statement or other publicity with respect to the transactions provided for in this Lease without the prior written approval of the other Party, both as to the issuance of such publicity and the form and content thereof. No such publicity release shall disclose the economic terms of the transactions provided for in this Lease. Subject to the immediately preceding sentence, any such required approval shall not be unreasonably withheld, delayed or conditioned by either Party hereto.

        Section 17.25         Governing Law
        -------------         -------------

               This Lease will be governed by and construed in accordance with the laws of the State of Idaho, United States of America, as applied to agreements among Idaho residents entered into and wholly to be performed within the State of Idaho (without reference to any choice or conflicts of laws rules or principles that would require the application of the laws of any other jurisdiction).

        Section 17.26   Rights and Remedies Cumulative
        -------------   ------------------------------

               Except for the specific limitation set forth in Section 14.2(a)(ii) with respect to Micron and as otherwise provided in this Lease with respect to Photronics, (a) the rights and



                                       53
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Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the
Securities and Exchange Commission.

remedies provided by this Lease are cumulative and the use of any one right or remedy by any Party shall not preclude or waive its right to use any or all other remedies, and (b) said rights and remedies are given in addition to any other rights the Parties may have by law, statute, ordinance or otherwise.

        Section 17.27   Dispute Resolution
        -------------   ------------------

               The Parties hereby agree that claims, disputes or controversies of whatever nature, arising out of, in connection with, or in relation to the interpretation, performance or breach of this Lease (or any other agreement contemplated by or related to this Lease), shall be resolved in accordance with the dispute resolution procedures set forth in the Company Operating Agreement.

        Section 17.28   Third-Party Beneficiaries
        -------------   -------------------------

               This Lease is not intended to confer any rights or remedies upon, and shall not be enforceable by, any person or entity other than the Parties hereto, their respective successors and permitted assigns.

        Section 17.29   No Recording
        -------------   ------------

               This Lease shall not be recorded in any public records. A Memorandum of Lease in form and substance as set forth on Exhibit "H" hereto shall be executed by the Parties and may be recorded by either Party at its sole expense following the last to occur of (a) execution of this Lease by both Parties, and (b) determination of the Land. In the event this Lease is cancelled, terminated or otherwise ends other than by conveyance of the improved Land by Special Warranty Deed attached as Exhibit "C" hereto from Micron to Photronics, upon five days' prior request by Micron, the Parties shall execute (and Micron shall record at its expense) the Memorandum of Cancellation of Lease in form and substance set forth on Exhibit "I" hereto.

        Section 17.30   Quiet Enjoyment
        -------------   ---------------

               Subject to the terms and provisions of this Lease and the Permitted Exceptions (and including without limitation acquisition of the Land and the performance of Micron Work upon the Premises), and so long as no Default shall have occurred and be continuing, Photronics shall peaceably and quietly hold and enjoy the Premises for the term free of any claim or other action by Micron or anyone rightfully claiming by, through or under Micron (other than Photronics).

                         [No further text on this page.]





                                       54
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Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the
Securities and Exchange Commission.

               IN WITNESS WHEREOF the Parties hereto have executed this Build to Suit Lease as of the ______ day of _______________, 2006.



                                                Micron:

                                                MICRON TECHNOLOGY, INC., a
                                                Delaware orporation

                                                By:
                                                   -----------------------------
                                                Name (parent):
                                                              ------------------
                                                Title:
                                                      --------------------------


                                                Photronics:

                                                PHOTRONICS, INC., a Connecticut
                                                corporation

                                                By:
                                                   -----------------------------
                                                Name (parent):
                                                              ------------------
                                                Title:
                                                      --------------------------

                     [Signature Page to Build to Suit Lease]

                             LANDLORD ACKNOWLEDGMENT

STATE OF       ______________)
COUNTY OF      ______________)ss:

I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that _________________________, personally known to me to be the____________ of___________ , a___________ , and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said entity being authorized so to do, (s)he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself/herself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity under the foregoing instrument for the uses and purposes therein set forth.

GIVEN under my hand and official seal this ____ day of _________, 20__.

                                                     ---------------------------
                                                            Notary Public
My Commission Expires:  ____________________________

                            PHOTRONICS ACKNOWLEDGMENT

STATE OF       ______________)
COUNTY OF      ______________)ss:

I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that _________________________, personally known to me to be the____________ of___________ , a___________ , and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said entity being authorized so to do, (s)he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself/herself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity under the foregoing instrument for the uses and purposes therein set forth.

GIVEN under my hand and official seal this ____ day of _________, 20__.

                                                      --------------------------
                                                            Notary Public

My Commission Expires:  ____________________________


                  [Acknowledgement Page to Build to Suit Lease]

                                    EXHIBIT A

                                PLOT PLAN OF LAND

                                    EXHIBIT B

                            LEGAL DESCRIPTION OF LAND

                                    EXHIBIT C

                          FORM OF SPECIAL WARRANTY DEED







                                      C-1
**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

When recorded, return to:
-----------------------------

-----------------------------

-----------------------------
Attn:
      -----------------------






                                                  ------------------------------
                                                  Space above for recorder's use



                              SPECIAL WARRANTY DEED
                              ---------------------

        THIS INDENTURE, made as of this _____ day of ________, 200__, between Micron Technology, Inc., a Delaware corporation ("Grantor"), whose principal office is located at_______________________________________________________, and
Photronics, Inc., a Connecticut corporation ("Grantee"), whose principal office is located at_______________________________________________________________, by
these presents does hereby GRANT, BARGAIN, SELL AND CONVEY unto the Grantee, and to its successors and assigns, FOREVER, that certain property located in the City of Boise, County of Ada, State of Idaho, and more particularly described on Exhibit "A" attached hereto and incorporated by reference herein, together with all the improvements thereon (the "Property") [, reserving in the Grantor all oil, gas, hydrocarbons, mineral and water rights appurtenant to the Property and the attendant right and easement to access the Property and extract such as oil, gas, hydrocarbon, minerals and water provided that Grantor shall exercise such rights in accordance with Section 3.2 of the Build to Suit Lease between Micron Technology, Inc. and Photronics, Inc. dated May 5, 2006].(1)

        Together with all and singular the hereditaments and appurtenances thereunto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, claim or demand whatsoever, of the Grantor, either in law or in equity, of, in and to the Property, with the hereditaments and appurtenances including without limitation and subject to those items set forth on Exhibit "B" attached hereto and made a part hereof.


------------------------------

(1) Note: Bracketed language will only be included if the Land is land owned by Micron or an affiliate as of the date of the Build to Suit lease.


                                      C-2
**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

        This grant is further subject to certain rights of first refusal of Grantor and affiliates of Grantor to purchase the Property upon the terms and conditions therefor set forth in that certain Build to Suit Lease by and between Micron Technology, Inc., as landlord, and Photronics, Inc., as tenant, dated as of May 5, 2006 [ , a Memorandum of Lease pertaining thereto having been recorded in Volume ___, Page ___ of the __________ Office of Ada County, Idaho on ____________, 200_,] as such Build to Suit Lease may be amended and/or amended and restated from time to time.

        TO HAVE AND TO HOLD the said premises as above described, with the appurtenances, unto the Grantee, its heirs and assigns forever.

        And the Grantor, for itself, and its successors, does covenant, promise and agree, to and with the Grantee, its heirs and assigns, that it has not done or suffered to be done, anything whereby the said Property hereby granted is, or may be, in any manner encumbered or charged, except as herein recited; and that the said Property, against all persons lawfully claiming, or to claim the same, by, through or under it, it WILL WARRANT AND FOREVER DEFEND.



                          [SIGNATURE ON FOLLOWING PAGE]



                                      C-3
**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

               In Witness Whereof, the Grantor has executed this instrument and caused its corporate name and seal to be hereunto affixed by its duly authorized officers this _________ day of ___________, 20____.



                                                   Micron Technology, Inc.,
                                                   a Delaware corporation

                                                   By:
                                                       -------------------------
                                                   Name (Print):________________
                                                   Title (Print):_______________



State of              )
         -------------
                      )  ss
County of             )
          ------------


On the ___ day of ______, 20___, personally appeared before me the above ________________, the ____________________ of Micron Technology, Inc., a
Delaware corporation, who, being by me duly sworn did say, for him/herself, that the within instrument was signed by him/her on behalf of said corporation by authority of its board of directors.


                                            ------------------------------------
[Seal]                                      Notary Public Commission expires:
                                            ____________



                                      C-4
**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A




                                Legal Description





                                     [****]






                                       C-5
 **** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B




                              Permitted Exceptions




                                     [****]






                                       C-6
 **** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                                   EXHIBIT D-1

                         FORM OF LEASE PAYMENT SCHEDULE
                         ------------------------------





                                     [****]







                                      D-1-1
 **** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                                   EXHIBIT D-2

         SAMPLE LEASE PAYMENT SCHEDULE (FOR ILLUSTRATIVE PURPOSES ONLY]
         --------------------------------------------------------------



                                     [****]







                                      D-2-1
**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                                    EXHIBIT E

                                    TIMELINE



----------------------------------------- --------------------------------------
[****]                                    [****]
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
[****]                                    [****]
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
[****]                                    [****]
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
[****]                                    [****]
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
[****]                                    [****]
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
[****]                                    [****]
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
[****]                                    [****]
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
[****]                                    [****]
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
[****]                                    [****]
----------------------------------------- --------------------------------------




                                       E-1

 **** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                                    EXHIBIT F

                                    RESERVED

                                    EXHIBIT G


                      CORE AND SHELL WORK AND RELATED WORK
                      ------------------------------------

                                     [****]








                                       G-1
**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                                    EXHIBIT H

                           FORM OF MEMORANDUM OF LEASE



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:


------------------------------------

------------------------------------

------------------------------------
Attn:
     -------------------------------




--------------------------------------------------------------------------------
                                                (Space Above for Recorder's Use)



                             MEMORANDUM OF LEASE(2)
                               -------------------


               MICRON TECHNOLOGY, INC., a Delaware corporation ("Micron"),

hereby leases to PHOTRONICS, INC., a Connecticut corporation ("Photronics"),

that certain real property located in the City of Boise, Idaho and more particularly described on Exhibit "A" attached hereto (the "Premises").

               1. The rent payable by Photronics and the other terms of the tenancy including conveyance of fee title to the premises upon expiration of the

Lease term subject to satisfaction of specified conditions are set forth in a certain unrecorded lease instrument between Micron and Photronics dated as of

May 5, 2006 (the "Lease"), the provisions of which Lease are incorporated herein by this reference, and covering the Premises. The term of the Lease shall be


---------------

(2) Subject to modification for any state specific requirements for recording such as property tax id numbers and proper acknowledgment block.

for a period of five (5) full lease years, commencing as provided in the Lease,

unless sooner terminated as provided therein.

               3. This instrument is executed solely for recording purposes and nothing herein shall be deemed or construed to modify or vary the terms of the

Lease.

               IN WITNESS WHEREOF, the undersigned have executed this Memorandum of Lease as of the _____ day of ____________________, 2006.

PHOTRONICS, INC, a Connecticut               MICRON TECHNOLOGY, INC., a Delaware
corporation                                  corporation

By:                                          By:
   ---------------------------------            --------------------------------

Title:                                       Title:
      ------------------------------               -----------------------------
                "Photronics"                                 "Micron"

STATE OF____________________

COUNTY OF __________________

               On ________________________, before me,_________________________,
Notary Public, personally appeared__________________________________________ and
__________________________________________, personally known to me OR proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

               WITNESS my hand and official seal.

                               -----------------------------------------
                               Signature of Notary














STATE OF____________________

COUNTY OF __________________

               On ________________________, before me,_________________________,
Notary Public, personally appeared__________________________________________ and
__________________________________________, personally known to me OR proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

               WITNESS my hand and official seal.

                               -----------------------------------------
                               Signature of Notary

                                    EXHIBIT I

                   FORM OF MEMORANDUM OF CANCELLATION OF LEASE
                   -------------------------------------------



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

----------------------

----------------------

----------------------

----------------------






--------------------------------------------------------------------------------
                                                (Space Above for Recorder's Use)



                     MEMORANDUM OF CANCELLATION OF LEASE(3)
                      -----------------------------------


               THIS MUTUAL CANCELLATION OF LEASE is made and entered into as of the ______ day of _______________________, ______, by and between MICRON
TECHNOLOGY, INC., a Delaware corporation ("Micron"), and PHOTRONICS, INC., a Connecticut corporation ("Photronics"), with respect to the following:

                                    RECITALS
                                    --------

               A. Micron is the landlord and Photronics is the tenant under that certain unrecorded lease dated May 5, 2006. Such instrument and any and all prior amendments or supplements thereto are herein collectively referred to as the "Lease."

               B. The Lease is evidenced by a certain short form memorandum of lease recorded on ______________________, 2006 as Instrument No. -__________-
____________ in the Office of the County Recorder of Ada County, Idaho.

               C. The Lease describes certain real property located in the City of Boise, County of Ada, State of Idaho and more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference (the "Premises").



--------------------

(3) Subject to modification for any state specific requirements for recording such as property tax id numbers and proper acknowledgment.


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




               D. Micron and Photronics mutually desire to cancel and terminate the Lease and all modifications, amendments and supplements thereof effective ___________________, which date shall be the date of cancellation and termination of the Lease irrespective of the date of the execution and recordation of this instrument.

               NOW THEREFORE, for and in consideration of the Premises, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Micron and Photronics do hereby mutually cancel the Lease and all modifications, amendments and supplements thereof, and the leasehold created thereby, effective on _________________.

PHOTRONICS, INC, a Connecticut                  MICRON TECHNOLOGY, INC., a
corporation                                     Delaware corporation

By:                                             By:
   ---------------------------------               -----------------------------

Title:                                          Title:
      ------------------------------                  --------------------------
              "Photronics"                                     "Micron"




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




STATE OF____________________

COUNTY OF __________________

               On ________________________, before me,_________________________,
Notary Public, personally appeared__________________________________________ and
__________________________________________, personally known to me OR proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

               WITNESS my hand and official seal.

                               --------------------------------------
                               Signature of Notary














STATE OF____________________

COUNTY OF __________________

               On ________________________, before me,_________________________,
Notary Public, personally appeared__________________________________________ and
__________________________________________, personally known to me OR proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

               WITNESS my hand and official seal.

                               --------------------------------------
                               Signature of Notary













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